--------------------------------------------------------------------------------
                                                                     EXHIBIT 4.1

                                 STENA AB (PUBL)
                                       TO
                          JPMORGAN CHASE BANK, Trustee
                     --------------------------------------

                                    Indenture
                          Dated as of November 27, 2002

                     --------------------------------------




                                  $200,000,000
                                   -----------
                          9 5/8% Senior Notes due 2012


--------------------------------------------------------------------------------

Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of November 27, 2002.*

   Trust Indenture                                      Indenture
     Act Section                                         Section
     -----------                                         -------
(ss.)310  (a) (1)......................................   6.9
          (a) (2)......................................   6.9
          (a) (3)......................................   Not Applicable
          (a) (4)......................................   Not Applicable
          (b)..........................................   6.8; 6.10
(ss.)311  (a)..........................................   6.13
          (b)..........................................   6.13
(ss.)312  (a)..........................................   7.1: 7.2(a)
          (b)..........................................   7.2(b)
          (c)..........................................   7.2(c)
(ss.)313  (a)..........................................   7.3(a)
          (b)..........................................   7.3(a)
          (c)..........................................   7.3(a)
          (d)..........................................   7.3(b)
(ss.)314  (a)..........................................   7.4
          (b)..........................................   Not Applicable
          (c)(1).......................................   1.2
          (c)(2).......................................   1.2
          (c)(3).......................................   Not Applicable
          (d)..........................................   Not Applicable
          (e)..........................................   1.2
(ss.)315  (a)..........................................   6.1; 6.3(a)
          (b)..........................................   6.2
          (c)..........................................   6.1
          (d)..........................................   6.1
          (e)..........................................   5.14
(ss.)316  (a) (last sentence)..........................   1.1 ("Outstanding")
          (a)(1)(A)....................................   5.2; 5.12
          (a)(1)(B)....................................   5.13
          (a)(2).......................................   Not Applicable
          (b)..........................................   5.8
          (c)..........................................   1.4
(ss.)317  (a)(1).......................................   5.3
          (a)(2).......................................   5.4
          (b)..........................................   10.3
(ss.)318  (a)..........................................   1.7
          (c)..........................................   1.7

----------------

* This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture

                                TABLE OF CONTENTS

                                                                                                              PAGE

ARTICLE I Definitions and Other Provisions of General Application...............................................1

     SECTION 1.1. Definitions...................................................................................1
        Act.....................................................................................................2
        Additional Amounts......................................................................................2
        Affiliate...............................................................................................2
        Allocation Agreement....................................................................................2
        Appraised Value.........................................................................................2
        Asset Disposition.......................................................................................2
        Average Life............................................................................................3
        Board of Directors......................................................................................3
        Board Resolution........................................................................................3
        Business Day............................................................................................3
        Capitalized Lease Obligation............................................................................3
        Capital Stock...........................................................................................4
        Cash Assets.............................................................................................4
        Cash Equivalents........................................................................................4
        Change in Tax Law.......................................................................................4
        Change of Control.......................................................................................4
        Commission..............................................................................................4
        Common Stock............................................................................................4
        Company.................................................................................................4
        Company Request.........................................................................................5
        Consolidated Cash Flow..................................................................................5
        Consolidated Interest Coverage Ratio....................................................................5
        Consolidated Interest Expense...........................................................................6
        Consolidated Net Income.................................................................................6
        Consolidated Net Worth..................................................................................6
        Consolidated Operating Income...........................................................................7
        Consolidated Tangible Assets............................................................................7
        Consolidation...........................................................................................7
        Construction Financing..................................................................................7
        Corporate Trust Office..................................................................................7
        corporation.............................................................................................7
        CT......................................................................................................7
        Debt....................................................................................................7
        Default.................................................................................................8
        Defaulted Interest......................................................................................8
        Depositary..............................................................................................8
        Disqualified Stock......................................................................................8
        Event of Default........................................................................................8
        Excess Proceeds.........................................................................................8
        Exchange Act............................................................................................8
        Exchange Offer..........................................................................................8

                                                                                                              PAGE
        Existing Debt............................................................................................9
        Expiration Date..........................................................................................9
        Fair Market Value........................................................................................9
        GAAP.....................................................................................................9
        Global Security..........................................................................................9
        guarantee................................................................................................9
        Guarantee................................................................................................9
        Guarantor................................................................................................9
        Holder...................................................................................................9
        Incur...................................................................................................10
        Indenture...............................................................................................10
        Independent Appraiser...................................................................................10
        Interest Payment Date...................................................................................10
        Investment..............................................................................................10
        Lien....................................................................................................11
        Maturity................................................................................................11
        Net Available Proceeds..................................................................................11
        Non-Recourse Debt.......................................................................................12
        Non-U.S. Person.........................................................................................12
        Offer...................................................................................................12
        Offer to Purchase.......................................................................................12
        Officers' Certificate...................................................................................14
        Opinion of Counsel......................................................................................14
        Outstanding.............................................................................................14
        pari passu..............................................................................................15
        Paying Agent............................................................................................15
        Permitted Investments...................................................................................15
        Permitted Liens.........................................................................................15
        Person..................................................................................................18
        Pooling Agreement.......................................................................................18
        Post-Delivery Financing.................................................................................18
        Preferred Stock.........................................................................................18
        Prospectus..............................................................................................18
        Purchase Amount.........................................................................................18
        Purchase Date...........................................................................................18
        Purchase Price..........................................................................................18
        Quarterly Filing Date...................................................................................18
        Quarterly Financial Statements..........................................................................19
        rate(s) of exchange.....................................................................................19
        Ready for Sea Cost......................................................................................19
        Redeemable Stock........................................................................................19
        Redemption Date.........................................................................................19
        Redemption Price........................................................................................19
        refinance...............................................................................................19
        Registration Rights Agreement...........................................................................19
        Regular Record Date.....................................................................................19

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

        Related Business Investment.............................................................................19
        Related Collateral......................................................................................20
        Related Person..........................................................................................20
        Responsible Officer.....................................................................................20
        Restricted Payments.....................................................................................20
        Revolving Credit Facilities.............................................................................20
        Sale and Leaseback Transaction..........................................................................21
        Securities..............................................................................................21
        Securities Act..........................................................................................21
        Security Register.......................................................................................21
        Significant Subsidiary..................................................................................21
        Single-Purpose Vessel-Owning Subsidiary.................................................................21
        Special Record Date.....................................................................................21
        Stated Maturity.........................................................................................21
        Subordinated Debt.......................................................................................21
        Subsidiary..............................................................................................21
        Successor Company.......................................................................................22
        Tangible Assets.........................................................................................22
        8 3/4% Notes............................................................................................22
        8 3/4% Notes Indenture..................................................................................22
        10 1/2% Notes...........................................................................................22
        10 1/2% Notes Indenture.................................................................................22
        Total Loss..............................................................................................22
        Trustee.................................................................................................22
        Trust Indenture Act.....................................................................................22
        Unrestricted Subsidiary.................................................................................22
        U.S. Government Obligations.............................................................................23
        Vessel Construction Contract............................................................................23
        Vessels.................................................................................................23
        Voting Stock............................................................................................23
        Wholly Owned Subsidiary.................................................................................23
    SECTION 1.2. Compliance Certificates and Opinions...........................................................23
    SECTION 1.3. Form of Documents Delivered to Trustee.........................................................24
    SECTION 1.4. Acts of Holders; Record Date...................................................................24
    SECTION 1.5. Notices, Etc., to Trustee and Company..........................................................25
    SECTION 1.6. Notice to Holders; Waiver......................................................................25
    SECTION 1.7. Conflict with Trust Indenture Act..............................................................26
    SECTION 1.8. Effect of Headings and Table of Contents.......................................................26
    SECTION 1.9. Successors and Assigns.........................................................................26
    SECTION 1.10. Separability Clause...........................................................................26
    SECTION 1.11. Benefits of Indenture.........................................................................26
    SECTION 1.12. GOVERNING LAW.................................................................................27
    SECTION 1.13. Legal Holidays................................................................................27
    SECTION 1.14. Consent to Jurisdiction and Service of Process................................................27
    SECTION 1.15. Conversion of Currency........................................................................28

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
         SECTION 1.16. No Recourse Against Others...............................................................28
         SECTION 1.17. Qualification of Indenture...............................................................28

ARTICLE II Security Forms.......................................................................................28

         SECTION 2.1. Forms Generally...........................................................................28
         SECTION 2.2. Form of Face of Security..................................................................29
         SECTION 2.3. Form of Reverse of Security...............................................................32
         SECTION 2.4. Form of Trustee's Certificate of Authentication...........................................38

ARTICLE III The Securities......................................................................................38

         SECTION 3.1. Title and Terms...........................................................................38
         SECTION 3.2. Denominations.............................................................................44
         SECTION 3.3. Execution, Authentication, Delivery and Dating............................................45
         SECTION 3.4. Temporary Securities......................................................................45
         SECTION 3.5. Registration, Registration of Transfer and Exchange.......................................46
         SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities..........................................48
         SECTION 3.7. Payment of Interest; Interest Rights Preserved............................................49
         SECTION 3.8. Persons Deemed Owners.....................................................................50
         SECTION 3.9. Cancellation..............................................................................50
         SECTION 3.10. Computation of Interest..................................................................50
         SECTION 3.11. CUSIP Numbers............................................................................50
         SECTION 3.12. Transfer and Exchange....................................................................50
         SECTION 3.13. Form of Certificate to be Delivered upon Termination of
                         Restricted Period......................................................................53
         SECTION 3.14. Form of Certificate to be Delivered in Connection with
                         Transfers to Institutional Accredited Investors........................................54
         SECTION 3.15. Form of Certificate to be Delivered in Connection with
                         Transfers Pursuant to Regulation S.....................................................55

ARTICLE IV Satisfaction and Discharge...........................................................................56

         SECTION 4.1. Satisfaction and Discharge of Indenture...................................................56
         SECTION 4.2. Application of Trust Money................................................................57
         SECTION 4.3. Reinstatement.............................................................................57

ARTICLE V Remedies..............................................................................................58

         SECTION 5.1. Events of Default.........................................................................58
         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment........................................60
         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee...........................61
         SECTION 5.4. Trustee May File Proofs of Claim..........................................................62


                                                                                                               PAGE
        SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities................................62
        SECTION 5.6. Application of Money Collected.............................................................62
        SECTION 5.7. Limitation on Suits........................................................................63
        SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest..................64
        SECTION 5.9. Restoration of Rights and Remedies.........................................................64
        SECTION 5.10. Rights and Remedies Cumulative............................................................64
        SECTION 5.11. Delay or Omission Not Waiver..............................................................64
        SECTION 5.12. Control by Holders........................................................................64
        SECTION 5.13. Waiver of Past Defaults...................................................................65
        SECTION 5.14. Undertaking for Costs.....................................................................65
        SECTION 5.15. Waiver of Stay, Extension or Usury Laws...................................................65

ARTICLE VI The Trustee..........................................................................................66

        SECTION 6.1. Certain Duties and Responsibilities........................................................66
        SECTION 6.2. Notice of Defaults.........................................................................66
        SECTION 6.3. Certain Rights of Trustee..................................................................66
        SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.....................................67
        SECTION 6.5. May Hold Securities........................................................................67
        SECTION 6.6. Money Held in Trust........................................................................67
        SECTION 6.7. Compensation and Reimbursement.............................................................68
        SECTION 6.8. Disqualification; Conflicting Interests....................................................68
        SECTION 6.9. Corporate Trustee Required; Eligibility....................................................68
        SECTION 6.10. Resignation and Removal; Appointment of Successor.........................................69
        SECTION 6.11. Acceptance of Appointment by Successor....................................................70
        SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business...............................70
        SECTION 6.13. Preferential Collection of Claims Against Company.........................................70

ARTICLE VII Holders Lists and Reports by Trustee and Company....................................................71

        SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders..................................71
        SECTION 7.2. Preservation of Information; Communications to Holders.....................................71
        SECTION 7.3. Reports by Trustee.........................................................................71
        SECTION 7.4. Reports by Company.........................................................................72

ARTICLE VIII Consolidation, Merger, Conveyance, Transfer or Lease...............................................72

        SECTION 8.1. Company may Consolidate, Etc. and Purchases of Assets Only on Certain Terms................72
        SECTION 8.2. Successor Substituted......................................................................73

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
ARTICLE IX Supplemental Indentures..............................................................................74

         SECTION 9.1. Supplemental Indentures Without Consent of Holders........................................74
         SECTION 9.2. Supplemental Indentures with Consent of Holders...........................................74
         SECTION 9.3. Execution of Supplemental Indentures......................................................75
         SECTION 9.4. Effect of Supplemental Indentures.........................................................75
         SECTION 9.5. Conformity with Trust Indenture Act.......................................................75
         SECTION 9.6. Reference in Securities to Supplemental Indentures........................................76

ARTICLE X Covenants.............................................................................................76

         SECTION 10.1. Payment of Principal, Premium and Interest...............................................76
         SECTION 10.2. Maintenance of Office or Agency..........................................................77
         SECTION 10.3. Money for Security Payments to be Held in Trust..........................................78
         SECTION 10.4. Existence................................................................................79
         SECTION 10.5. Maintenance of Properties................................................................79
         SECTION 10.6. Payment of Taxes and Other Claims........................................................80
         SECTION 10.7. Maintenance of Insurance.................................................................80
         SECTION 10.8. Limitation on Consolidated Debt..........................................................80
         SECTION 10.9. Limitation on Debt of Subsidiaries.......................................................82
         SECTION 10.10. Limitation on Preferred Stock of Subsidiaries...........................................83
         SECTION 10.11. Limitation on Restricted Payments.......................................................84
         SECTION 10.12. Limitation on Restrictions Concerning Distributions and Transfers By Subsidiaries, etc..85
         SECTION 10.13. Limitation on Guarantees by Subsidiaries................................................86
         SECTION 10.14. Limitation on Liens.....................................................................87
         SECTION 10.15. Limitation on Investments...............................................................87
         SECTION 10.16. Limitation on Business Activities.......................................................87
         SECTION 10.17. Limitation on Sale and Leaseback Transactions...........................................87
         SECTION 10.18. Limitation on Transactions with Affiliates and Related Persons..........................88
         SECTION 10.19. Limitation on Certain Asset Dispositions................................................89
         SECTION 10.20. Limitation on Issuance and Sale of Capital Stock of Wholly Owned Subsidiaries...........91
         SECTION 10.21. Change of Control.......................................................................92
         SECTION 10.22. Limitation on Unrestricted Subsidiaries.................................................93
         SECTION 10.23. Provision of Financial Information......................................................93
         SECTION 10.24. Statement by Officers as to Default; Compliance Certificates............................93
         SECTION 10.25. Waiver of Certain Covenants.............................................................94


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
ARTICLE XI Redemption of Securities............................................................................94

         SECTION 11.1. Right of Redemption; Optional Tax Redemption............................................94
         SECTION 11.2. Applicability of Article................................................................95
         SECTION 11.3. Election to Redeem; Notice to Trustee...................................................95
         SECTION 11.4. Selection by Trustee of Securities to Be Redeemed.......................................95
         SECTION 11.5. Notice of Redemption....................................................................96
         SECTION 11.6. Deposit of Redemption Price.............................................................96
         SECTION 11.7. Securities Payable on Redemption Date...................................................96
         SECTION 11.8. Securities Redeemed in Part.............................................................97

ARTICLE XII Defeasance and Covenant Defeasance.................................................................97

         SECTION 12.1. Company's Option to Effect Defeasance or Covenant Defeasance............................97
         SECTION 12.2. Defeasance and Discharge................................................................97
         SECTION 12.3. Covenant Defeasance.....................................................................98
         SECTION 12.4. Conditions to Defeasance or Covenant Defeasance.........................................98
         SECTION 12.5. Deposited Money and U.S. Government Obligations to be Held in Trust; Other
           Miscellaneous Provisions...........................................................................100
         SECTION 12.6. Reinstatement..........................................................................100


     INDENTURE, dated as of November 27, 2002, between Stena AB (Publ), a company incorporated under the laws of the Kingdom of Sweden (herein called the "Company"), having its principal office at Masthuggskajen, S-405 19 Gothenburg, Sweden, and JPMorgan Chase Bank, a banking corporation organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of (i) its 9 5/8% Senior Notes due 2012 (the "Initial Securities") and (ii) if and when issued, the Company's 9 5/8% Senior Notes due 2012 that may be issued from time to time in exchange for the Initial Securities in an offer registered under the Securities Act as provided in the Registration Rights Agreement (as hereinafter defined) (the "Exchange Securities," and together with the Initial Securities, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1.      Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein); and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Whenever there is mentioned in this Indenture, in any context, the payment of, or in respect of, Purchase Price, Redemption Price, the principal of or any premium or interest on any Security or the net proceeds received on the sale or exchange of any Securities, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to this Indenture.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Additional Amounts" has the meaning specified in Section 10.1.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. "Affiliates" of the Company or any Subsidiary of the Company include, without limitation, any Subsidiary of the Company (other than a Wholly Owned Subsidiary of the Company) and any Unrestricted Subsidiary. Neither the Company nor any Wholly Owned Subsidiary of the Company shall be deemed an "Affiliate" of the Company or any Wholly Owned Subsidiary of the Company. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Allocation Agreement" means the Allocation Agreement dated September 1, 1987, as amended June 30, 1988, among Stena Bulk AB, Concordia Maritime AB and Concordia Maritime Chartering AB.

          "Appraised Value" means the fair market sale value as of a specified date of a Vessel that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined by an Independent Appraiser. The Appraised Value of any tanker shall be determined free of any charters with respect to such Vessel.

          "Asset Disposition" by any Person means any transfer, conveyance, sale (including any installment sale or similar arrangement but excluding any sale pursuant to a Sale and Leaseback Transaction), lease (other than pursuant to a charter or operating lease of a Vessel in the ordinary course of business) or other disposition by such Person or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition (i) by a Subsidiary of such Person to such Person or a Subsidiary of such Person, (ii) by such Person (if such Person is the Company) to a Wholly Owned Subsidiary of such Person, or (iii) by such Person (if such Person is a Subsidiary of the Company) to a Subsidiary of the Company) (collectively, a "transfer") of (i) shares of Capital Stock (other than directors' qualifying shares and other than pledges permitted under Section 10.14) or other ownership interests of a Subsidiary of such Person, (ii) all or substantially all of the assets representing a division or line of business of such Person or any of its Subsidiaries, (iii) a Vessel or (iv) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business. Solely for the purposes of the provisions of
Section 10.19 hereof, the term "Asset Disposition" shall not include: (a) any transfers of properties or assets which in the aggregate do not exceed $5 million in any fiscal year of the Company, (b) any transfer of any properties or assets to an Unrestricted Subsidiary permitted to be made under the provisions described under Sections 10.15 and 10.22, (c) the exchange of Capital Stock of a Person for Capital Stock of a different class of such Person ranking at least pari passu with the Capital Stock being so exchanged as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, provided that the Fair Market Value of the shares received in such exchange is not less than that of the Capital Stock to be surrendered in such exchange and (d) any sale or transfer pursuant to an arrangement with any lessor, lender, obligee or investor or to which such lessor, lender, obligee or investor is a party providing for the leasing or renting by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person 270 days or less after the acquisition thereof, to such lessor, lender, obligee or investor or to any Person to whom funds have been or are to be advanced by such lessor, lender, obligee or investor on the security of such property or asset.

     "Average Life" means as of the date of determination with respect to any Debt or other securities or like instruments, the quotient obtained by dividing
(i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of each such Debt, securities or instruments multiplied by the amount of such principal payment by (ii) the sum of all such principal payments.

     "Board of Directors" means either the board of directors of the Company or any Subsidiary of the Company (as the context so indicates) or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking or trust institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

     "Capitalized Lease Obligation" of any Person means (i) the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is, or is required to be, classified and accounted for as a capitalized lease or a liability on the face of a balance sheet of such Person in accordance with GAAP or (ii) the obligation to pay interest, principal, rent or other payment amounts under a financing arrangement pursuant to a Sale and Leaseback Transaction of real or personal property of such Person which is, or is required to be, classified and accounted for as a "financing" or "financing obligation-sale leaseback" or other liability on the face of a balance sheet of such Person in accordance with GAAP. The Stated Maturity of any such obligation or arrangement shall be the date of the last scheduled payment of rent or any other amount due under such lease or financing arrangement prior to the first date upon which such lease or financing arrangement may be terminated by the lessee or obligor without payment of a penalty.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

     "Cash Assets" means cash and/or Cash Equivalents, except to the extent such cash or Cash Equivalents are used to cash collateralize or otherwise secure any Capitalized Lease Obligation.

     "Cash Equivalents" means (i) any security issued directly or fully guaranteed or insured by the United States, the Kingdom of Sweden or any OECD government whose securities are readily marketable in London, Frankfurt, Paris or New York City, or any agency or instrumentality thereof, (ii) other readily marketable securities having a rating of at least A from Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) any Eurodollar time deposit, overnight deposit, certificate of deposit or bankers' acceptance, issued by, or time deposit of, a commercial banking institution which has, on a combined basis, capital, surplus and undivided profits of not less than $250,000,000 and has a Moody's Bank Credit Service rating for short-term bank deposits of at least P-2 (or such similar equivalent rating by a nationally recognized statistical rating organization as defined in Rule 436 under the Securities Act), (iv) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any commercial banking institution meeting the qualifications specified in clause (iii) above, (v) short-term commercial paper issued by any Person, having one of the top two investment ratings from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above and (vii) deposits which are unrestricted as to withdrawal with commercial banking institutions meeting the criteria set forth in clause (iii) above.

     "Change in Tax Law" has the meaning specified in Section 11.1.

     "Change of Control" has the meaning specified in Section 10.21.

     "Clearstream" has the meaning specified in Section 3.1.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer or its Chief Financial Officer (or any other officer identified by any of the foregoing officers in an Officers' Certificate to be an executive officer of the Company) and by its Controller or its Financial Manager, and delivered to the Trustee.

     "Consolidated Cash Flow" of any Person means for any period (i) (a) the Consolidated Operating Income for such period increased by the sum of (without duplication) (x) dividends or other distributions actually paid in cash or Cash Equivalents to such Person by any other Person who is not a Subsidiary of such Person, but only to the extent such dividends or other distributions are paid in respect of securities classified under "investments in affiliated companies" on the balance sheet of such Person, plus (y) consolidated interest income earned by such Person during such period plus (z) to the extent deducted from consolidated revenues in determining Consolidated Operating Income for such period and without duplication, consolidated depreciation and amortization expenses included in the income statement of such Person for such period and other consolidated non-cash charges included in the income statement of such Person for such period, minus (b) the aggregate gain on the disposition of a Vessel or Vessels included in Consolidated Operating Income for such period, plus (ii) the aggregate gain on the disposition of a Vessel or Vessels for such period, but only to the extent such amount does not exceed 25% of the amount calculated pursuant to clause (i) above.

     "Consolidated Interest Coverage Ratio" of any Person means for any period the ratio of (i) Consolidated Cash Flow of such Person for such period to (ii) the sum of (a) Consolidated Interest Expense of such Person for such period, plus (b) the annual interest expense (including the amortization of debt discount) with respect to any Debt proposed to be Incurred by such Person or its Subsidiaries, plus (c) the annual interest expense (including the amortization of debt discount) with respect to any other Debt Incurred by such Person or its Subsidiaries since the end of such period to the extent not included in clause
(ii)(a) minus (d) Consolidated Interest Expense of such Person to the extent included in clause (ii)(a) with respect to any Debt that will no longer be outstanding as a result of the Incurrence of the Debt proposed to be Incurred; provided that in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Debt bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; and provided further that, in the event such Person or its Subsidiaries has made Asset Dispositions or acquisitions of assets not in the ordinary course of business or of any Vessel (including acquisitions of other Persons or Vessels by merger, consolidation or purchase of Capital Stock) during or after such period, such computation shall be made on a pro forma basis as if the Asset Dispositions or acquisitions had taken place on the first day of such period. In the case of the Post-Delivery Financing of a Vessel or Vessels (or the financing of the acquisition of a Single-Purpose Vessel-Owning Subsidiary) by the Company or any of its Subsidiaries, the computation of Consolidated Cash Flow for purposes of calculating the Consolidated Interest Coverage Ratio shall be increased by (x) the pro forma annual earnings (losses) for such period pursuant to any binding charter, lease or like arrangement which will be applicable to any such Vessel (including a Vessel owned by any such Single-Purpose Vessel-Owning Subsidiary) for at least one year after the date of delivery of such Vessel to the Company or any of its Subsidiaries or (y) with respect to any such Vessel not subject to such an arrangement, the earnings (losses) for such period of the most comparable Vessel of the

Company or any of its Subsidiaries (as determined in the reasonable judgment of the Board of Directors of the Company), or, if the Company or any of its Subsidiaries do not have a comparable Vessel, based on industry average earnings for comparable Vessels (as determined in the reasonable judgment of the Board of Directors of the Company) during such period.

     "Consolidated Interest Expense" for any Person means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of such Person for such period calculated on a consolidated basis in accordance with GAAP, including, without limitation or duplication (or, to the extent not so included, with the addition of): (i) the amortization of Debt discounts; (ii) any commissions, discounts and other fees and charges with respect to letters of credit, bankers' acceptances, payment guarantees or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; (iv) Preferred Stock dividends declared and payable in cash; (v) the interest portion of Capitalized Lease Obligations and other deferred payment obligations; (vi) interest actually paid in respect of any guarantee of Debt or other obligation of any other Person (other than a consolidated Subsidiary of such Person); and (vii) all non-cash interest payments.

     "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person for such period determined on a consolidated basis in accordance with GAAP, adjusted to the extent included in such consolidated net income by excluding (without duplication) (i) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction, (ii) the portion of net income (or loss) of any Consolidated Subsidiary allocable to minority interests, (iii) the net income (but not net loss) of any Subsidiary of such Person which is subject to restrictions which prevent the payment of dividends or the making of distributions to such Person to the extent of such restrictions, (iv) the net income (or loss) of any Person that is not a Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (v) gains or losses on Asset Dispositions by such Person or its Subsidiaries, provided that gains or losses on the disposition of a Vessel or Vessels shall be included (a) in the case of a sale for cash, Cash Equivalents and/or the assumption of Debt in accordance with clause (ii)(z) of
Section 10.19(a), to the full extent of such gain or loss and (b) in the case of a sale pursuant to a deferred payment obligation (whether by way of a promissory note or installment receivable or otherwise), only to the extent of the portion of such gain or loss allocable to such period (based on the life of such deferred payment obligation) and (with respect to gains only) only to the extent payments in respect of such deferred payment obligation are actually received by such Person during such period, (vi) the amount by which the aggregate gain on the disposition of a Vessel or Vessels, for such period, exceeds the amount calculated pursuant to clause (ii) of the definition of "Consolidated Cash Flow" for such period, and (vii) all extraordinary gains and extraordinary losses.

     "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less amounts attributable to Redeemable Stock of such Person.

     "Consolidated Operating Income" of any Person means for any period the income from operations of such Person for such period determined on a consolidated basis in accordance with GAAP, less gains on the disposition of a Vessel or Vessels pursuant to a deferred payment obligation (whether by way of a promissory note or installment receivable or otherwise), plus the portion of such gain allocable to such period (based on the life of such deferred payment obligation) to the extent payments in respect of such deferred payment obligation are actually received by such Person during such period.

     "Consolidated Tangible Assets" of any Person means the sum of the Tangible Assets of such Person after eliminating intercompany items, determined on a consolidated basis in accordance with GAAP, including appropriate deductions for any minority interest in Tangible Assets of such Person's Subsidiaries.

     "Consolidation" or "consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its Subsidiaries if and to the extent the accounts of such Person and each of its Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" or "consolidated" shall have a similar meaning. With respect to the Company or any of its Subsidiaries, the accounts of any Unrestricted Subsidiary shall not be included in any such consolidation, even if the inclusion of such accounts would be required by GAAP.

     "Construction Financing" means Debt Incurred by the Company or any Subsidiary of the Company to finance any progress or other similar payments required prior to the delivery of the subject Vessel or Vessels under any Vessel Construction Contract.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 4 New York Plaza, 15th Floor, New York, New York, 10004, Attention: Institutional Trust Services.

     "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

     "CT" has the meaning specified in Section 1.14.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances, payment guarantees or similar facilities issued for the account of such Person, other than bonds, letters of credit, payment guarantees or other similar obligations required by governmental or regulatory agencies in connection with Vessels owned by or businesses conducted by the Company or any of its Subsidiaries, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are not being contested in good faith), (v) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vi) every Capitalized Lease Obligation of such Person, (vii) every net obligation under interest rate swap, foreign currency hedge, exchange or similar agreements of such Person and (viii) every obligation of the type referred to in clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, provided that guarantees made by any Person shall not be deemed "Debt" to the extent (x) that the Debt so guaranteed would be classified and accounted for as Debt on the consolidated balance sheet of such Person or (y) that both such Person and the Person whose obligation is being guaranteed are Subsidiaries of the Company, and provided further that payment obligations of a Person pursuant to a charter or operating lease which does not constitute a Capitalized Lease Obligation shall not be deemed "Debt," and provided further that reimbursement obligations of any Person with respect to facilities in respect of letters of credit, bankers' acceptances or payment guarantees issued for the account of such Person, or obligations of such Person in respect of loan facilities the proceeds of which are used as cash collateral, shall not be deemed "Debt" to the extent that any such facility (or the proceeds thereof) is used to fully and irrevocably secure, guarantee or defease the payment of Debt of such Person or any of its Subsidiaries (including, without limitation, debt under a Capitalized Lease Obligation) which is Incurred in connection with the financing of a Vessel or group of Vessels and which is otherwise permitted to be Incurred under this Indenture.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Depositary" means The Depository Trust Company or any successor thereto.

     "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event
(i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Debt or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the Stated Maturity of the Securities.

     "Euroclear" has the meaning specified in Section 3.1.

     "Event of Default" has the meaning specified in Section 5.1.

     "Excess Proceeds" has the meaning specified in Section 10.19.

     "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

     "Exchange Global Note" has the meaning specified in Section 3.1.

     "Exchange Offer" shall have the meaning set forth in the Registration Rights Agreement.

     "Exchange Securities" means the Securities of the Company designated in the first paragraph of the Recitals of the Company.

     "Existing Debt" of any Person means Debt existing on the date of this Indenture. Existing Debt shall include, without limitation, the aggregate amount of Debt available to be borrowed under committed ciredit or lease facilities existing on the date of this Indenture less (i) principal payments actually made by or on behalf of such Person on any term Debt or lease facility under any agreement governing such Existing Debt (other than principal payments made in connection with or pursuant to a refinancing of such Existing Debt agreement) and (ii) any amounts by which any revolving credit facility commitment under any Existing Debt agreement is permanently reduced (so long as and to the extent that any required payments in connection therewith are actually made).

     "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

     "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

     "GAAP" means generally accepted accounting principles in the Kingdom of Sweden, consistently applied, as in effect on the date of this Indenture.

     "Global Security" means a Security evidencing all or part of a series of Securities which is issued to the Depositary or its nominee and is registered in the name of the Depositary or its nominee.

     "guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "guaranteed", "guaranteeing" and "guarantor" shall have meanings correlative to the foregoing); provided that the guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

     "Guarantee" has the meaning ascribed thereto in the second paragraph of
Section 10.13.

     "Guarantor" has the meaning ascribed thereto in the second paragraph of
Section 10.13.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "IAIs" has the meaning specified in Section 3.1.

                  "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt. Debt of the Company or any Subsidiary of the Company in respect of the Post-Delivery Financing of Vessels shall be deemed to have been "Incurred" in the full amount of such Post-Delivery Financing only on the date the Company (or such Subsidiary) enters into a binding credit or lease commitment in good faith with a lender (or group of lenders) or lessor with respect to such financing. No Debt shall be deemed to have been "Incurred" solely by reason of the Company or any Subsidiary of the Company entering into a Vessel Construction Contract. No Debt shall be deemed to have been "Incurred" solely by reason of the transfer (including, without limitation, by way of novation or assignment and assumption) of Debt secured by a Vessel from a Subsidiary of the Company to another Subsidiary of the Company in connection with the transfer of such Vessel from the former to the latter (including, without limitation, a transfer effected for the purpose of reflagging such Vessel), provided that such transfer is permitted pursuant to the provisions of clause (viii) of the definition of "Permitted Liens."

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Independent Appraiser" means a Person (i) engaged in the business of appraising shipping vessels (including tankers, semi-submersible drilling rigs and drillships) and (ii) who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Company or any of its Subsidiaries or any of their respective Affiliates or Related Persons and (c) is not connected with the Company, any of its Subsidiaries or any of such Affiliates or Related Persons as an officer, director, employee, promoter, underwriter, trustee, partner or person performing similar functions.

                  "Initial Securities" means the Securities of the Company designated in the first paragraph of the Recitals of the Company.

                  "Institutional Accredited Investor Global Note" has the meaning specified in Section 3.1.

                  "Institutional Accredited Investor Notes" has the meaning specified in Section 3.1.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Investment" by any Person means any direct or indirect loan, advance or other extension of credit (including by way of guarantee or similar arrangement) or capital contribution to (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by any other Person (other than through the exchange or conversion of other securities of such other Person pursuant to the terms of such other securities or pursuant to a bona fide plan of liquidation or reorganization of such other Person in satisfaction of trade payable obligations owed from such other Person). Notwithstanding anything to the contrary set forth above, (i) the receipt by the Company or any of its Subsidiaries of a promissory note or like evidence of indebtedness pursuant to an Asset Disposition otherwise permitted under Section 10.19 (insofar as the receipt of such evidence of indebtedness is deemed to be a loan made by the Company or such Subsidiary) and (ii) one or more investments by the Company or any of its Subsidiaries in Persons whose only assets are a Vessel and property directly related thereto shall be deemed not to be an "Investment."

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement (other than the subordination of inter-Subsidiary Debt to the extent required by a lender or lessor of the Company or any of its Subsidiaries) of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Net Available Proceeds" from any Asset Disposition or Sale and Leaseback Transaction by any Person means cash or Cash Equivalents (including, when received, payments (including any related interest payments) in respect of deferred payment obligations pursuant to a promissory note or installment receivable or otherwise) received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such properties or assets or received in any other non-cash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition or Sale and Leaseback Transaction, (ii) all payments made by such Person or its Subsidiaries on any Debt outstanding immediately prior to such Asset Disposition or Sale and Leaseback Transaction which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or Sale and Leaseback Transaction or by applicable law, be repaid out of the proceeds from such Asset Disposition or Sale and Leaseback Transaction, and (iii) all distributions and other payments required to be made to any Person (other than the Company or any Subsidiary of the Company) owning a beneficial interest in the assets subject to such Asset Disposition or Sale and Leaseback Transaction.

                  "Non-Recourse Debt" means Debt or that portion of Debt of any Person (i) as to which neither the Company nor any of its Subsidiaries (a) provide credit support (including any undertaking, agreement or instrument which would constitute Debt) or (b) is directly or indirectly liable (whether pursuant to a guarantee or otherwise) and (ii) no default with respect to such Debt (including any rights which the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of the Company or any Subsidiary of the Company to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

                  "Non-U.S. Person" means a Person who is not a U.S. person, as defined in Regulation S.

                  "Offer" has the meaning specified in the definition of Offer to Purchase.

                  "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 10.23 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and
(iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

          (2) the Expiration Date and the Purchase Date;

          (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

          (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

          (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

          (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

          (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

          (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

          (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

          (12) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer relating to such Offer to Purchase. The Company agrees that in connection with any Offer to Purchase it will use its best efforts to comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act.

                  "Officers' Certificate" means a certificate of the Company signed by the Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer (or any other officer identified by any of the foregoing officers in an Officers' Certificate to be an executive officer of the Company) and the Secretary, any Assistant Secretary, the Treasurer, the Financial Manager, any Assistant Treasurer or the Controller of the Company.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, and who shall be counsel reasonably satisfactory to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company hereby initially appoints the Trustee as Paying Agent for the Securities.

                  "Permanent Regulation S Note" has the meaning specified in
Section 3.1.

                  "Permitted Investments" means: (i) any Investment in any Cash Equivalent, provided that the Average Life of the aggregate of all Cash Equivalents held by the Company and its Subsidiaries may not exceed one year at any time; (ii) any Related Business Investment in an amount not in excess of the amount of Restricted Payments that the Company and its Subsidiaries would be permitted to make under Section 10.11 immediately prior to the making of such Investment; (iii) Investments made after the date of this Indenture in Unrestricted Subsidiaries and Related Business Investments in an aggregate amount not to exceed (x) 10% of Consolidated Tangible Assets plus (y) the aggregate amount of all monies from time to time actually received by the Company or any of its Subsidiaries in respect of Investments made from time to time pursuant to this clause (iii), whether such monies are received as interest or principal payments (in the case of Investments made in the form of loans or other debt instruments or other extensions of credit), as dividends or redemption payments or return of capital (in the case of Investments made in the form of the purchase of Capital Stock or capital contributions) or otherwise, provided that the aggregate amount permitted to be invested pursuant to this subclause (y) shall not exceed the aggregate amount of Investments from time to time actually made by the Company and its Subsidiaries pursuant to this clause
(iii), plus (z) the aggregate amount of all Investments made in any Person pursuant to this clause (iii) after the date of this Indenture if (and for so long as) any such Person becomes a Subsidiary of the Company, provided that upon giving effect to such Investment, the Company could Incur at least $1 of additional Debt pursuant to the first paragraph of Section 10.8; and (iv) other Investments not otherwise permitted to be made pursuant to clauses (i) through
(iii) above, which, together with the then outstanding amount of other Investments made pursuant to this clause (iv), shall not exceed 5% of Consolidated Tangible Assets in the aggregate at the time the Investment is made.

                  "Permitted Liens" means:

                  (i)  Liens securing only the Securities;

                  (ii) Liens in favor of the Company or, with respect to Liens granted by any Subsidiary of the Company, in favor of the Company or any Wholly Owned Subsidiary of the Company;

               (iii) Liens on property existing immediately prior to the time of acquisition thereof (and not created in anticipation of such acquisition);

               (iv) (x) Liens to secure Debt Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or lease (pursuant to a Capitalized Lease Obligation) of a Vessel or other property, or the cost of improvements of a Vessel or other property used in the business of the Company and its Subsidiaries, and (y) Liens on any Vessel or other property (including, without limitation, the Related Collateral) owned or leased (pursuant to a Capitalized Lease Obligation) by a Subsidiary of the Company prior to the time it becomes a Subsidiary of the Company to secure Debt Incurred by the Company (or any Subsidiary of the Company), in an amount not to exceed the Fair Market Value of such Vessel or other property or such Subsidiary, for the purpose of financing (or refinancing) all or part of the acquisition cost of such Subsidiary, but only if such Debt is Incurred within 180 days after the acquisition of such Subsidiary; provided that, with respect to subclauses (x) and (y) above: (a) in the case of a Vessel or Vessels, the principal amount of any Debt secured by such a Lien does not exceed 80% of the Ready for Sea Cost of a Vessel (or, with respect to Debt Incurred under a single financing facility to finance all or part of the purchase price or construction cost of two or more Vessels, the aggregate Ready for Sea Cost of such group of Vessels) or such Fair Market Value (as the case may be) of such Vessel or other property; and provided further, that the principal amount of Debt secured by such a Lien may be up to 100% of the Ready for Sea Cost of such Vessel or Vessels if such Debt financing consists of Capitalized Lease Obligations; and provided further, that with respect to any Debt Incurred to finance the replacement of a Vessel as described in clause
          (ii) of the second paragraph of Section 10.8 or the analogous provisions of Section 10.9, the principal amount of such Debt secured by such Lien may be up to 100% of the Ready for Sea Cost of such replacement Vessel less all compensation, damages or other such payments (including insurance proceeds other than in respect of business interruption insurance, protection and indemnity insurance or other third-party liability insurance) received in connection with a Total Loss in excess of the amounts actually used to repay Debt secured by the Vessel subject to the Total Loss; (b) such Liens do not extend to or cover any property other than such Vessel or other property and Related Collateral and any such improvements; (c) the Incurrence of such Debt is permitted by the provisions of Section 10.8 and, if applicable, Section 10.9; and (d) any such Liens (other than Liens of the type described under clause (iv) of the definition of "Related Collateral") attach within 180 days after the date of the acquisition or delivery (or completion of such improvements) of such Vessel or group of Vessels or Person or other property;

               (v) Liens on property of a Person existing at the time such Person is merged into or consolidated with or acquired by the Company or any Subsidiary of the Company that were not created in anticipation of the acquisition of such Person;

               (vi) Liens in respect of Vessels and Related Collateral arising in the ordinary course of business which, individually or in the aggregate, do not materially and adversely affect such Vessel or materially impair the use and operation thereof or the business of the Company and its Subsidiaries;

               (vii) Liens to secure obligations under workmen's compensation laws or similar legislation, including Liens with respect to judgments which are not currently dischargeable;

               (viii) Liens to secure Debt Incurred to refinance, in whole or in part, (a) any secured Debt existing on the date of this Indenture or
          (b) any Debt secured by Liens referred to in clauses (i) to (vii) above and clauses (x) and (xiii) below, so long as in each such case the Liens do not extend to any other property (except for the Related Collateral, or other property and Related Collateral secured by Debt which is being concurrently refinanced on a cross-collateralized basis) and the aggregate principal amount of Debt so secured (which amount shall be deemed to include the amount of any undrawn or available amounts under any credit or lease facility to be so refinanced) is not increased (other than as permitted pursuant to subclause (b) of clause (iv) of Section 10.8 or subclause (b) of clause (v) of Section 10.9) by an amount greater than the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company or any of its Subsidiaries Incurred in connection with such refinancing;

               (ix) any Liens securing Debt owing by the Company to one or more Wholly Owned Subsidiaries of the Company;

               (x) subject to compliance with clauses (iv)(a), (c) and (d) above, a pledge of, or other Lien in respect of, the Capital Stock of a Single-Purpose Vessel-Owning Subsidiary made to secure (a) Debt Incurred by such Single-Purpose Vessel-Owning Subsidiary to finance or refinance the acquisition, construction or improvement of a Vessel by such Subsidiary or (b) Debt Incurred by the Company or any Subsidiary of the Company to finance or refinance the acquisition of any or all of the Capital Stock of such Single-Purpose Vessel-Owning Subsidiary;

               (xi) Liens in respect of Vessels and Related Collateral otherwise permitted hereunder and incurred solely by reason of the substitution of a new mortgage or other security agreements for an existing agreement (or the novation or assignment of such existing agreement), the effect of which new agreement, novation or assignment is to effect the reflagging of the Vessel or Vessels to which such existing agreement relates;

               (xii) Liens incurred to secure the Revolving Credit Facilities as required by the terms thereof;

               (xiii) a pledge or assignment of a promissory note (or other evidence of indebtedness), or the assignment of a mortgage or other security interest, or guarantee received by or granted to the Company or any of its Subsidiaries pursuant to an Asset Disposition to secure the unpaid portion of any Debt of the Company or any of its Subsidiaries attributable to the property sold in such Asset Disposition;

               (xiv) Subject to the provisions of Section 10.14(b), Liens in respect of Related Collateral and/or other property required to be granted under the terms of an agreement governing Debt of the Company or any Subsidiary of the Company to provide additional security to the lenders under such agreement in the event the value of the Vessel or Vessels and other property securing such Debt falls below the level specified in such agreement; and

               (xv) Liens on a Vessel, Related Collateral (and/or the contract for the acquisition of such Vessel and/or Related Collateral) existing only during the construction of such Vessel and granted to secure the builder's obligations in respect of construction financing for such Vessel obtained by such builder.

                "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Pooling Agreement" means the Pooling Agreement among Stena
Bulk AB and Concordia Maritime pursuant to which the parties have agreed to pool certain tankers owned by Concordia Maritime and the Company.

                "Post-Delivery Financing" means Debt Incurred by the Company or any Subsidiary of the Company to finance the total Ready for Sea Cost of a Vessel or group of Vessels. "Post-Delivery Financing" shall include the amount of any Construction Financing with respect to any Vessel or group of Vessels, but only to the extent that fully committed Post-Delivery Financing for such Vessel or group of Vessels has been arranged at such time.

                "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                "Private Placement Legend" has the meaning specified in the definition of Section 3.1.

                "Prospectus" means the final prospectus of the Company relating to the public offering of the Securities.

                "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

                "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

                "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

                "QIBs" has the meaning specified in the definition of Section
3.1.

                "Quarterly Filing Date" has the meaning ascribed thereto under
Section 10.23.

                "Quarterly Financial Statements" has the meaning ascribed thereto under Section 10.23.

                "rate(s) of exchange" has the meaning ascribed thereto under
Section 1.15.

                "Ready for Sea Cost" means, with respect to a Vessel or Vessels to be acquired or leased (pursuant to a Capitalized Lease Obligation) by the Company or any Subsidiary of the Company, the aggregate amount of all expenditures incurred to acquire or construct and bring such Vessel or Vessels to the condition and location necessary for its intended use which would be classified and accounted for as "property, plant and equipment" in accordance with GAAP.

                  "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the Stated Maturity of the Securities.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "refinance" has the meaning ascribed thereto in clause (iv) of the second paragraph of Section 10.8 and shall be deemed to include successive refinancings.

                  "Registration Rights Agreement" means that certain registration rights agreement dated as of the date of this Indenture by and among the Company and the initial purchasers set forth therein.

                  "Regulation S" has the meaning specified in Section 3.1.

                  "Regulation S Legend" has the meaning specified in Section
3.1.

                  "Regulation S Notes" has the meaning specified in Section 3.1.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Related Business Investment" means an Investment made in a Person engaged in the same or a similar line of business as the Company and its Subsidiaries or made for the purpose of maintaining, enhancing the productivity of or expanding the capabilities of the Company and its Subsidiaries in any business activity permitted under Section 10.16 (as determined, with respect to any such Investment or series of related Investments in an aggregate amount of $5 million or more, in good faith by the Board of Directors of the Person making such Investment).

                  "Related Collateral" means, with respect to a Vessel, (i) any insurance policies on such Vessel, (ii) any requisition compensation payable in respect of any compulsory acquisition thereof, (iii) any earnings derived from the use or operation thereof and/or any earnings account with respect to such earnings, provided that any assignment with respect thereto may only permit the assignee thereof to apply such earnings to the repayment of Debt held by such assignee (a) upon the occurrence and during the continuation of a payment default with respect to such Debt, or upon the acceleration of such Debt (unless such acceleration has been rescinded), or (b) in the case of any other default with respect to such Debt which would allow for the acceleration of such Debt at such time, but only until the earliest of (x) 180 days after the initial occurrence of such default, (y) the date such default is cured or waived and (z) the date such Debt is repaid in full, (iv) any charters, operating leases, licenses and related agreements entered into in respect of the Vessel and any security or guarantee in respect of the relevant charterer's or lessee's obligations under any relevant charter, operating lease, license or related agreement, (v) any cash collateral account established with respect to such Vessel pursuant to the financing arrangements with respect thereto, (vi) any inter-company loan or facility agreements relating to the financing of the acquisition of, and/or the leasing arrangements (pursuant to Capitalized Lease Obligations) with respect to, such Vessel, (vii) any building or conversion contracts relating to such Vessel and any security or guarantee in respect of the builder's obligations under such contracts, (viii) any interest rate swap, foreign currency hedge, exchange or similar agreement incurred in connection with the financing of such Vessel and required to be assigned by the lender and
(ix) any security interest in, or agreement or assignment relating to, any of the foregoing or any mortgage in respect of such Vessel.

                  "Related Person" of any Person means any other Person directly or indirectly owning (i) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (ii) 5% or more of the combined voting power of the Voting Stock of such Person.

                  "Resale Restriction Termination Date" has the meaning specified in Section 3.12.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Payments" has the meaning specified in Section 10.11.

                  "Restricted Period" has the meaning specified in Section 3.1.

                  "Restricted Securities Legend" means either of (i) the Private Placement Legend or (ii) the Regulation S Legend.

                  "Revolving Credit Facilities" means one or more revolving or other credit facilities to which the Company and/or one or more Subsidiaries of the Company may be parties (as obligor or guarantor), in an aggregate principal amount not to exceed $600 million at any time outstanding.

                  "Rule 144A" has the meaning specified in Section 3.1.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lessor, lender, obligee or investor or to which such lessor, lender, obligee or investor is a party providing for the leasing or renting by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or, if later, the delivery or commencement of operation thereof, to such lessor, lender, obligee or investor or to any Person to whom funds have been or are to be advanced by such lessor, lender, obligee or investor on the security of such property or asset. The Stated Maturity of such arrangement shall be the date of the last scheduled payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "Securities" means the securities designated in the first paragraph of the Recitals of the Company.

                  "Securities Act" refers to the Securities Act of 1933 as it may be amended and any successor act thereto.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                  "Significant Subsidiary" means a Subsidiary of the Company having total assets of $25 million or more.

                  "Single-Purpose Vessel-Owning Subsidiary" means a Subsidiary of the Company the sole purpose of which is to own or lease (pursuant to a Capitalized Lease Obligation) one (but not more than one) Vessel.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity" means (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable or (ii) with respect to any specified scheduled installment of principal or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                  "Subordinated Debt" means Debt of the Company or any Subsidiary of the Company which is subordinate or junior in right of payment to the Securities pursuant to a written agreement.

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof; provided that an Unrestricted Subsidiary shall not be deemed to be a Subsidiary of the Company for purposes of this Indenture.

                  "Successor Company" has the meaning specified in Section 8.1.

                  "Tangible Assets" of any Person means, at any date, the gross book value as shown by the accounting books and records of such Person of all its property both real and personal, less (without duplication) (i) the net book value of all its licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, non-compete agreements or organizational expenses and other like intangibles, (ii) unamortized Debt discount and expenses, (iii) all reserves for depreciation, obsolescence, depletion and amortization of its properties and (iv) all other proper reserves which in accordance with GAAP should be provided in connection with the business conducted by such Person.

                  "Temporary Regulation S Note" has the meaning specified in
Section 3.1.

                  "8 3/4% Notes" means the 8 3/4% Senior Notes due 2007 issued by the Company.

                  "8 3/4% Notes Indenture" means the indenture dated October 1, 1997 pursuant to which the Company issued the 8 3/4% Notes, as such indenture may be amended, supplemented or otherwise modified from time to time.

                  "10 1/2% Notes" means the 10 1/2% Senior Notes due 2005 issued by the Company.

                  "10 1/2% Notes Indenture" means the indenture dated December 20, 1995 pursuant to which the Company issued the 10 1/2% Notes, as such indenture may be amended, supplemented or otherwise modified from time to time.

                  "Total Loss" has the meaning specified in Section 10.8.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this instrument was executed, except as provided in Section 9.5; provided that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Unrestricted Subsidiary" means Stena Fastigheter AB, Stena Realty BV, any Subsidiary of the Company which the Company by Board Resolution shall classify as an Unrestricted Subsidiary and any Subsidiary of an Unrestricted Subsidiary. A Subsidiary of the Company may only be classified as an Unrestricted Subsidiary if, immediately after giving effect to such classification, (i) there would be no Default or Event of Default under this Indenture, (ii) such Subsidiary would have no Debt other than Non-Recourse Debt, as certified in an Opinion of Counsel delivered to the Trustee, (iii) the Company would be able to Incur at least $1 of Debt pursuant to the first paragraph of Section 10.8, (iv) any Investments made in such Subsidiary after the date of this Indenture would be permitted under Section 10.15, (v) such Subsidiary has no assets which are essential to the operations of the Company and its Subsidiaries, taken as a whole, and (vi) neither the Company nor any Subsidiary of the Company has any obligation (a) to subscribe for additional shares of Capital Stock or other equity interests of such Subsidiary or (b) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results; provided, however, that any Subsidiary of the Company may not be reclassified more than once in any 13-month period. An Unrestricted Subsidiary may only be reclassified as a Subsidiary of the Company if immediately after giving effect to such reclassification, there would be no Default or Event of Default under this Indenture. Any such classification or reclassification shall be evidenced by, and shall become effective upon, the filing with the Trustee of the Board Resolution giving effect to such designation, an Officers' Certificate certifying that such designation complies with the applicable conditions set forth above and, if applicable, the Opinion of Counsel required under subclause
(ii) above, in each case in form and substance satisfactory to the Trustee.

                  "U.S. Government Obligations" has the meaning specified in
Section 12.4.

                  "Vessel Construction Contract" means any contract for the construction (or construction and acquisition) or conversion of a Vessel or Vessels entered into by the Company or any Subsidiary of the Company.

                  "Vessels" means the shipping vessels whose primary purpose is the maritime transportation of cargo and/or passengers or which are otherwise engaged or used in any business activities of the Company and its Subsidiaries permitted under Section 10.16 (including, without limitation, semi-submersible and other drilling rigs and drillships) and which are owned by and registered (or to be owned by and registered) in the name of the Company or any of its Subsidiaries or operated by the Company or any of its Subsidiaries pursuant to a lease or other operating agreement constituting a Capitalized Lease Obligation, in each case together with all related equipment and any additions or improvements.

                  "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 1.2.      Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and any other obligor upon the Securities shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3.  Form of Documents Delivered to Trustee.


               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4.  Acts of Holders; Record Date.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

               (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

               (d) The ownership of Securities shall be proved by the Security Register.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.5.  Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if made, given, furnished or filed in writing to or with, and/or mailed, first-class postage prepaid to, the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6.      Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7.    Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.8.    Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9.    Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.   Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.   Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12. GOVERNING LAW.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.13. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

SECTION 1.14. Consent to Jurisdiction and Service of Process.

                  To the fullest extent permitted by applicable law, the Company irrevocably submits to the jurisdiction of any Federal or State court in the City, County and State of New York, United States of America, in any suit or proceeding based on or arising under the Securities or this Indenture (solely in connection with any such suit or proceeding), and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company hereby irrevocably designates and appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011, U.S.A. ("CT"), as the authorized agent of the Company upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of CT Corporation System as such authorized agent shall become effective immediately without any further action on the part of the Company. The Company represents that it has notified CT of such designation and appointment and that CT has accepted the same in writing. The Company hereby irrevocably authorizes and directs CT to accept such service. The Company further agrees that service of process upon CT and written notice of said service to the Company mailed by prepaid registered first class mail or delivered to CT at its principal office, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT in full force and effect so long as the Company has any outstanding obligations under the Securities or this Indenture. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of note, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under the Securities and this Indenture, to the fullest extent permitted by law.

SECTION 1.15. Conversion of Currency.

               (a) The Company shall indemnify the Holders against, and the Holders shall have an additional legal claim for, any loss or damage which, consequent upon any judgment being obtained or endorsed in respect of the non-payment by the Company of any amount due under or pursuant to this Indenture arises from any variation in rates of exchange between United States dollars and the currency in which judgment is obtained or enforced between the date such amount became due (or the date of the said judgment being obtained as the case may be) and the date of actual payment of such amount. The indemnity contained in this Section 1.15 shall apply irrespective of any indulgence granted to the Company from time to time and shall continue in full force and effect notwithstanding any payment by or on behalf of the Company, and any amount due from the Company under this Section 1.15 will be due as a separate payment and shall not be affected by any judgment being obtained for any other sums due under or in respect of this Indenture.

               (b) The term "rate(s) of exchange" shall mean the rate, quoted at noon for transactions in excess of $1,000,000, at which the Holder is able or would have been able on the relevant date to purchase at JPMorgan Chase Bank at its main branch in New York City, United States dollars with the judgment currency other than United States dollars referred to in Subsection (a) above and includes any premiums and costs of exchange payable.

SECTION 1.16. No Recourse Against Others.

               A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

SECTION 1.17. Qualification of Indenture.

               The Company shall qualify this Indenture under the Trust Indenture Act in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees and expenses for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the Trust Indenture Act.

                                   ARTICLE II
                                 SECURITY FORMS

SECTION 2.1. Forms Generally.

                  The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of a Security may be set forth on the reverse thereof with an appropriate reference thereto on the face of the Security.

                  The definitive Securities shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2.      Form of Face of Security.

                                 Stena AB (Publ)

                            __% Senior Note due 2012

                                                               CUSIP
                                                 No.
                                                                ISIN
No. 1                                                  $___,000,000 (as revised
                                                      by the Schedule of
                                                      Increases and Decreases in
                                                      Global Security attached
                                                      hereto)

                  Stena AB (Publ), a company incorporated under the laws of the Kingdom of Sweden (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., as nominee for the Depositary, or registered assigns, the principal sum of ______________ as revised by the Schedule of Increases and Decreases in Global Security attached hereto on December 1, 2012, and to pay interest thereon from November 27, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing June 1, 2003, at the rate of 9 5/8% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any predecessor of such Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any predecessor of such Security) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. The Company will pay interest on overdue principal and premium, if any, and on overdue interest (to the full extent permitted by law) at a rate of 10 5/8% per annum.

                  [Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.]

                  [Insert in place of preceding paragraph if the Security is to be a Global Security - Immediately available funds for the payment of the principal of (and premium, if any) and interest on this Security due on any Interest Payment Date or at Maturity will be made available to the Paying Agent to permit the Paying Agent to pay such funds to the Depositary on such respective dates. The Depositary will allocate and pay such funds to the owners of beneficial interests in the Security in accordance with its existing operating procedures.]

                  The Company hereby further agrees, subject to the limitations and exceptions set forth in the Indenture, to pay Additional Amounts (as defined in the Indenture) hereon.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                         STENA AB (PUBL)


                                         By:_______________________________
                                            Title:


                                         By:_______________________________
                                            Title:




         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred
         to in the within-mentioned Indenture.

         JPMORGAN CHASE BANK,
         as Trustee


         By:_________________________________
         Authorized Officer

SECTION 2.3. Form of Reverse of Security.

                            Reverse Side of Security

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 9 5/8% Senior Notes due 2012 (herein called the "Securities"), limited in aggregate principal amount to $200,000,000, issued and to be issued under an Indenture, dated as of November 27, 2002 (herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on and after December 1, 2007, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning December of the years indicated,

                Year                                     Redemption Price
                ----                                     ----------------
                2007                                         104.813%
                2008                                         103.208%
                2009                                         101.604%
                2010 and thereafter                          100.000%

together in the case of any such redemption with accrued interest to but excluding the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or any predecessor Securities thereto, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  Subject to the relevant provision set forth in the Indenture, the Securities are subject to redemption, in whole but not in part, at the option of the Company in the event the Company becomes obligated to pay Additional Amounts hereon.

                  The Securities do not have the benefit of any sinking fund obligations.

                  In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture provides that, subject to certain conditions, if
(i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions, or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth (including in the case of any Global Security, certain additional limitations), the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  The Indenture and this Security shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed in the Securities or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below:

          I or we assign and transfer this Security to

              (Print or type assignee's name, address and zip code)

          (Insert assignee's soc. sec. or tax I.D. No.)

          and irrevocably appoint           agent to transfer this Security on
          the books of the Company. The agent may substitute another to act for him.

Dated:________________________   Your Signature:_________________________

                                 (Sign name exactly as your name appears on the other side of this Security)


Signature Guarantee:

Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

         In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

    1|_|  acquired for the undersigned's own account, without transfer; or

    2|_|  transferred to the Company; or

    3|_| transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); or

    4|_| transferred pursuant to an effective registration statement under the Securities Act; or

    5|_| transferred pursuant to and in compliance with Regulation S under the Securities Act; or

    6|_| transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
          Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 3.14 of the Indenture); or

    7|_| transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6) or
(7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under the Securities Act.

                                           ____________________________________
                                           Signature

Signature Guarantee:

_________________________________          ____________________________________
(Signature must be guaranteed)             Signature

________________________________________________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                                           ____________________________________
                                           Dated:]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

  The following increases or decreases in this Global Security have been made:

                                                                   Principal Amount of      Signature of
                 Amount of decrease in    Amount of increase in    this Global Security     authorized signatory
Date of          Principal Amount of      Principal Amount of      following such           of Trustee or
Exchange         this Global Security     this Global Security     decrease or increase     Securities Custodian
-------          ---------------------    ---------------------    ---------------------    ---------------------


                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased in its entirety by the Company pursuant to Sections 10.19 or 10.21 of the Indenture, check the box:

               [ ]  Section 10.19        [ ]  Section 10.21

                  If you want to elect to have only a part of this Security purchased by the Company pursuant to Sections 10.19 or 10.21 of the Indenture, state the amount: $_____________

Dated:_____________________________       Your Signature:_______________________


Signature Guarantee:

_____________________________________
(Signature must be guaranteed)


SECTION 2.4. Form of Trustee's Certificate of Authentication.

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                         JPMORGAN CHASE BANK,
                                              as Trustee


                                         By:_________________________________
                                            Authorized Officer



                                  ARTICLE III
                                 THE SECURITIES

SECTION 3.1. Title and Terms.

                  (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.8, Exchange Securities or in connection with an Offer to Purchase pursuant to Sections 10.19 or 10.21. Subject to Section 3.5, the Securities will be represented by one or more Global Securities in the name of the Depositary or its nominee.

                  The Securities shall be known and designated as the "__% Senior Notes due 2012" of the Company. Their Stated Maturity shall be December 1, 2012 and they shall bear interest at the rate of 9 5/8% per annum, from November 27, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 1 and December 1, commencing June 1, 2003, until the principal thereof is paid or made available for payment.

                  The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Notwithstanding any other provision of this Section 3.1, if the Securities are in the form of one or more Global Securities, immediately available funds for the payment of the principal of (and premium, if any) and interest on the Securities due on any Interest Payment Date or at Maturity, as the case may be, will be made available to the Paying Agent to permit the Paying Agent to pay such funds to the Depositary on such respective dates. The Depositary will allocate and pay such funds to the owners of beneficial interests in the Securities in accordance with its existing operating procedures.

                  The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 10.19 or 10.21.

                  The Securities shall be redeemable as provided in Article Eleven.

                  The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

                  The Securities do not have the benefit of any sinking fund obligations.

                  The Initial Securities and the Exchange Securities shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial Securities and the Exchange Securities will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial Securities or the Exchange Securities shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.

                  (b) The Initial Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated November 22, 2002, among the Company, J.P. Morgan Securities Inc. and the other initial purchasers named therein. The Initial Securities will be resold initially only to qualified institutional buyers (as defined in Rule 144A under the Securities Act ("Rule 144A")) in reliance on Rule 144A ("QIBs") and (B) Persons other than U.S. Persons (as defined in Regulation S under the Securities Act ("Regulation S")) in reliance on Regulation S. Such Initial Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and institutional "accredited investors" (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act) who are not QIBs ("IAIs") in accordance with Rule 501 of the Securities Act, in each case, in accordance with the procedure described herein.

                  Initial Securities offered and sold to QIBs in the United States of America in reliance on Rule 144A (the "Rule 144A Notes") shall be issued in the form of a permanent global Security, without interest coupons, substantially in the form as set forth in Section 2.2, including appropriate legends as set forth in Section 3.1(c) (the "Rule 144A Global Note"), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

                  Initial Securities offered and sold outside the United States of America (the "Regulation S Notes") in reliance on Regulation S shall initially be issued in the form of a temporary global Security (the "Temporary Regulation S Global Note"), without interest coupons. Beneficial interest in the Temporary Regulation S Global Note will be exchanged for beneficial interests in a corresponding permanent global Security, without interest coupons, substantially in the form as set forth in Section 2.2 including appropriate legends as set forth in Section 3.1(c) (the "Permanent Regulation S Global Note" and, together with the Temporary Regulations Global Note, each a "Regulation S Global Note") within a reasonable period after the expiration of the Restricted Period (as defined below) upon delivery of the certification contemplated by
Section 3.13. Each Regulation S Global Note will be deposited upon issuance with, or on behalf of, the Trustee as custodian for DTC in the manner described in this Article Three for credit to the respective accounts of the purchasers (or to such other accounts as they may direct) at Euroclear Bank S.A./N.V. ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream"). Prior to the 40th day after the later of the commencement of the offering of the Initial Securities and the date on which the Initial Securities are originally issued (such period through and including such 40th day, the "Restricted Period"), interests in the Temporary Regulation S Global Note may only be held through Euroclear or Clearstream (as indirect participants in DTC) unless exchanged for interests in a Global Security in accordance with the transfer and certification requirements described herein.

                  Investors may hold their interests in the Regulation S Global Note directly through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors may also hold such interests through organizations other than Euroclear or Clearstream that are participants in DTC's system. Euroclear and Clearstream will hold such interests in the applicable Regulation S Global Note on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries. Such depositaries, in turn, will hold such interests in the applicable Regulation S Global Note in customers' securities accounts in the depositaries' names on the books of DTC.

                  The Regulation S Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

                  Initial Securities resold to IAIs (the "Institutional Accredited Investor Notes") in the United States of America shall be issued in the form of a permanent global Security, without interest coupons, substantially in the form as set forth in Section 2.2 including appropriate legends as set in Section 3.1(c) (the "Institutional Accredited Investor Global Note") deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Institutional Accredited Investor Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Institutional Accredited Investor Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

                  Exchange Securities exchanged for interests in the Rule 144A Notes, the Regulation S Notes and the Institutional Accredited Investor Notes will be issued in the form of a permanent global Security, without interest coupons, substantially in the form as set forth in Section 2.2, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 3.1(c) (the "Exchange Global Note"). The Exchange Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

                  The Rule 144A Global Note, the Regulation S Global Note, the Institutional Accredited Investor Global Note and the Exchange Global Note are sometimes collectively herein referred to as the "Global Securities."

                  The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in the City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that, at the option of the Company, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) wire transfer to an account located in the United States maintained by the payee. Payments in respect of Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC.

                  The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth in
Section 2.2. The Company and the Trustee shall approve the forms of the Securities and any notation, endorsement or legend on them. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Section 2.2 are part of the terms of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

                  (c) Restrictive Legends. Unless and until (i) an Initial Security is sold under an effective registration statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement,

                  (A) the Rule 144A Global Note and the Institutional Accredited Investor Global Note shall bear the following legend (the "Private Placement Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         BY ITS ACQUISITION OF THIS SECURITY THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT

         PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OF PLANS, INDIVIDUAL RETIREMENT ACCOUNTS OR OTHER ARRANGEMENTS THAT ARE SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAWS"), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE "PLAN ASSETS" OF SUCH PLANS, ACCOUNTS OR ARRANGEMENTS, OR (II) THE PURCHASE AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS."

               (B) the Regulation S Global Note shall bear the following legend (the "Regulation S Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), (2) BY ITS ACCEPTANCE HEREOF AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS FORTY DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN

         ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE
         (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

               (C) The Global Securities, whether or not an Initial Security, shall bear the following legend on the face thereof:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

SECTION 3.2. Denominations.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any multiple thereof.

SECTION 3.3. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by any two of the following: its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its Financial Manager and its Controller. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time of execution of the Securities the officers of the Company authorized by the Company to execute the Securities shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4. Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations.

Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive securities.

SECTION 3.5. Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 10.2 hereof a register (herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Said office or agency is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  The Company hereby designates the Depositary as the initial depository for the Securities if a Global Security representing all or a portion of the Securities is issued by the Company. In such event, the Company shall execute and the Trustee shall, in accordance with this Article Three, authenticate and deliver, one or more Global Securities that (i) shall represent, and shall be denominated in an amount equal to, the aggregate principal amount of all of the Securities to be represented by such Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (iv) shall be substantially in the form specified in Article Two hereof, with such changes and additions specified in such Article Two to be applicable to Global Securities.

                  Notwithstanding any other provision of this Section 3.5, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities evidenced in whole or in part by one or more Global Securities, the Depositary may not sell, assign, transfer or otherwise convey any beneficial interest in a Global Security evidencing all or part of the Securities of such series unless such beneficial interest is in an amount equal to an authorized denomination for the Securities.

                  If at any time the Depositary for the Securities notifies the Company that it is unwilling or unable to continue as a Depositary for the Securities or if at any time the Depositary for Securities shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities. If a successor Depositary for the Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the

Company will execute, and the Trustee, upon the written request or authorization of any officer of the Company, will authenticate and deliver Securities in definitive form in an aggregate principal amount equal to the principal amount of the one or more Global Securities representing Securities in exchange for such Global Securities.

                  In the event that (i) the Company at any time and in its sole discretion determines that the Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Securities or
(ii) there shall have occurred and be continuing a Default or an Event of Default, the Company will execute, and the Trustee, upon the written request or authorization of any officer of the Company, will authenticate and deliver Securities in definitive form and in an aggregate principal amount equal to the principal amount of the one or more Global Securities representing the Securities in exchange for such Global Securities.

                  The Depositary may surrender a Global Security in exchange, in whole or in part, for Securities in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge,

                  (a) to each Person specified by the Depositary, a new Security or Securities of the same series in definitive form in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the surrendered Global Security; and

                  (b) to the Depositary, a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities of such series delivered in definitive form to Holders pursuant to clause (a) above.

                  Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in definitive form in exchange for a Global Security pursuant to this Section 3.5 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities in definitive form to the Person in whose name such Securities are so registered.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the

Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.8 or in accordance with any Offer to Purchase pursuant to Sections 10.19 or 10.21 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7. Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or any predecessor of such Security) is registered at the close of business on the Regular Record Date for such interest as so specified in this Article Three.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any predecessor Securities thereto) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or any predecessor Securities thereto) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8. Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against or any Offer to Purchase pursuant to Section 10.19 or 10.21 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed in accordance with the Trustee's customary procedures unless by a Company Order the Company shall direct that cancelled Securities be returned to it or a certification of their destruction delivered to the Company. If the Company shall acquire any Securities, such acquisition shall not operate as a redemption or satisfaction of indebtedness unless and until the same are delivered to the Trustee for cancellation.

SECTION 3.10. Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360 day year of twelve 30-day months.

SECTION 3.11. CUSIP Numbers.


                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally is use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption or repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect on or omission of such numbers. The Company shall promptly notify the Trustee of any change in "CUSIP" numbers.

SECTION 3.12. Transfer and Exchange.

                  (a) The following provisions shall apply with respect to any proposed registration of transfer of a Rule 144A Note or an Institutional Accredited Investor Note prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor Securities thereto) (the "Resale Restriction Termination Date"):

                  (i) registration of transfer of a Rule 144A Note or an Institutional Accredited Investor Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) registration of transfer of a Rule 144A Note or an Institutional Accredited Investor Note or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section
          3.14 from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) registration of transfer of a Rule 144A Note or an Institutional Accredited Investor Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in
          Section 3.15 from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  (b) The following provisions shall apply with respect to any proposed registration of transfer of a Regulation S Note prior to the expiration of the Restricted Period:

                  (i) registration of transfer of a Regulation S Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the Security, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) registration of transfer of a Regulation S Note or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 3.14 from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) registration of transfer of a Regulation S Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 3.15 hereof from the proposed transferee and, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  After the expiration of the Restricted Period, interests in the Regulation S Note may be transferred in accordance with applicable law without requiring the certification set forth in Section 3.14, Section 3.15 or any additional certification.

                  (c) Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities not bearing a Restricted Securities Legend, the Security Registrar shall deliver Securities that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, the Security Registrar shall deliver only Securities that bear a Restricted Securities Legend unless (i) Initial Securities are being exchanged for Exchange Securities in an Exchange Offer in which case the Exchange Securities shall not bear a Restricted Securities Legend, (ii) an Initial Security is being transferred pursuant to an effective registration statement or (iii) there is delivered to the Security Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                   (d) The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to this
Section 3.12. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Security Registrar.

                   (e) No Obligation of the Trustee.

                   (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The

     Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

                   (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 3.13. Form of Certificate to be Delivered upon Termination of Restricted
              Period.

                                                  [Date]

Stena AB (Publ)
Masthuggskajen, S-405 19
Gothenburg, Sweden

                     Re:  Stena AB (Publ) (the "Company")
                          9 5/8% Senior Notes due 2012 (the "Securities")

Dear Sirs:

                  This letter relates to Securities represented by a temporary global note (the "Temporary Regulation S Global Note"). Pursuant to Section 3.1 of the Indenture dated as of November 27, 2002 relating to the Securities (the "Indenture"), we hereby certify that the Persons who are the beneficial owners of $[ ] principal amount of Securities represented by the Temporary Regulation S Global Note are Persons outside the United States to whom beneficial interests in such Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended. Accordingly, you are hereby requested to issue a Permanent Regulation S Global Note representing the undersigned's interest in the principal amount of Securities represented by the Temporary Regulation S Global Note, all in the manner provided by the Indenture.

                  You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in the Indenture and Regulation S.

Very truly yours,

[Name of Holder]


By:_______________________________________
   Authorized Signature

SECTION 3.14. Form of Certificate to be Delivered in Connection with Transfers to Institutional Accredited Investors.

                                                          [Date]

Stena AB (Publ)
Masthuggskajen, S-405 19
Gothenburg, Sweden

Dear Sirs:

                  This certificate is delivered to request registration of transfer of $[_________] principal amount of the 9 5/8% Senior Notes due 2012 (the "Securities") of Stena AB (Publ) (the "Company").

                  Upon registration of transfer, the Securities would be registered in the name of the new beneficial owner as follows:

                  Name:______________________________________________

                  Address:___________________________________________

                  Taxpayer ID Number:________________________________

                  The undersigned represents and warrants to you that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and we invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor Securities thereto) (the "Resale Restriction Termination Date") only
(a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                                     TRANSFEREE:________________________________


                                     BY:________________________________________


SECTION 3.15. Form of Certificate to be Delivered in Connection with Transfers
              Pursuant to Regulation S.

                                                  [Date]

Stena AB (Publ)
Masthuggskajen, S-405 19
Gothenburg, Sweden

                        Re:  Stena AB (Publ)
                             9 5/8% Senior Notes due 2012 (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $[________] aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (a) the offer of the Securities was not made to a Person in the United States;

                  (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any Person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any Person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

SECTION 4.1. Satisfaction and Discharge of Indenture.


                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1) either

                 (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                 Section 10.3) have been delivered to the Trustee for cancellation; or

                 (B) all such Securities not theretofore delivered to the Trustee for cancellation

                 (i) have become due and payable, or

                 (ii) will become due and payable at their Stated Maturity
            within one year, or

                 (iii) are to be called for redemption within one year
            under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient for the purpose of paying and discharging the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company (including, without limitation, all amounts due the Trustee under Section 6.7 hereof); and

                  (3) the Company has delivered to the Trustee an Officers'
             Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section
6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Sections 3.5, 3.6, 4.2, 10.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 4.3. Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 4.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 4.2; provided that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                                    ARTICLE V
                                    REMEDIES

SECTION 5.1. Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                  (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders; or

                  (4) default in the performance, or breach, of Section 8.1; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Company or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt of such type by the Company or any such Subsidiary with a principal amount then outstanding, individually or in the aggregate, greater than or equal to $15 million, whether such Debt now exists or shall hereafter be created, which default or defaults results in such Debt becoming due and payable prior to the date on which it would otherwise have become due and payable and such acceleration has not been rescinded; or

                  (7) a final judgment or final judgments (not subject to
             appeal) for the payment of money are entered against the Company or any Subsidiary of the Company in an aggregate amount in excess of $15 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

                  (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of the property of the Company or any such Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9) the commencement by the Company or any Subsidiary of the
             Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Subsidiary to the entry of a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Subsidiary of the Company, or the filing by the Company or any such Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary of the Company or of any substantial part of the property of the Company or any Subsidiary of the Company, or the making by the Company or any Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Subsidiary in furtherance of any such action; or

                  (10) the Company or any Subsidiary which is not a U.S.
             corporation makes an application for an administration order or convenes any meeting of its members or creditors or takes any other steps (under any applicable law relating to bankruptcy, insolvency, liquidation, winding-up, reorganization or similar proceedings) with a view to the liquidation, winding-up, dissolution, receivership, administration, reorganization or amalgamation of the Company or such Subsidiary or with a view to proposing any kind of composition, scheme of arrangement or other compromise or arrangement with its creditors generally other than solvent amalgamation and similar reorganizations otherwise permitted under Article Eight hereof; or


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                                                                             60



                  (11) with respect to the Company or any Subsidiary that is not a U.S. corporation, (A) an application for an administration order in relation to the Company or such Subsidiary is presented to a court having jurisdiction in the premises; (B) an administrative or other receiver or any manager is appointed by a court having jurisdiction in the premises with respect to the Company or such Subsidiary or all or any substantial part of their respective property; or (C) a petition is presented to a court having jurisdiction in the premises by any person requesting the liquidation, dissolution or winding up of the Company or such Subsidiary; and, in the case of each of clauses (A) though (C) above, such application, appointment or petition is not revoked, discharged or dismissed or the related proceedings not stayed, as the case may be, within 60 days; or

                  (12) there occurs, in relation to the Company or any
             Subsidiary which is not a U.S. corporation, in any courts having jurisdiction in the premises of any county or territory in which it carries on business or to the jurisdiction of whose courts it or a substantial portion of its property is subject any event or proceeding which corresponds in that country or territory with any of those mentioned in subclauses (8) to (11) inclusive (subject to the same exceptions provided in said subclauses and the passage of analogous time periods).

                  For purposes of the foregoing, the Company shall be deemed to have failed to perform or comply with any covenant contained in this Indenture requiring the Company to cause certain actions to be taken (or to prohibit the taking of certain actions) by any Subsidiary of the Company or any Unrestricted Subsidiary if such Subsidiary or Unrestricted Subsidiary shall have taken (or failed to take) such actions, even where the Company lacks the corporate power and authority under the Swedish Companies Act to cause or prohibit such actions.



SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.


                  If an Event of Default (other than an Event of Default specified in Section 5.1(8) through (12) with respect to the Company or any Significant Subsidiary) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 5.1(8) through (12) occurs with respect to the Company or any Significant Subsidiary, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay


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                                                                              61



                        (A) all overdue interest on all Securities,

                        (B) the principal of (and premium, if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate borne by the Securities,

                        (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities and

                        (D) all sums paid or advanced by the Trustee hereunder
                  and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (including, without limitation, all amounts due the Trustee under Section
                  6.7 hereof);

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any
             Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the


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                                                                              62


Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4. Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, provided that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' committee or other similar committee.

SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (including, without limitation, all amounts due the Trustee under Section 6.7 hereof), be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such

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                                                                              63


money on account of principal (or premium, if any) or interest, upon presentation of the Securities or in the due course of paying interest and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD:  The balance, if any, to the Company.

SECTION 5.7. Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the
             Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee
             reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


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                                                                              64


SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.


                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12. Control by Holders.

                  The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

                  (2) subject to Section 315 of the Trust Indenture Act, the
             Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13. Waiver of Past Defaults.


                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

                  (2) in respect of a covenant or provision hereof which under
             Article Nine cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 5.14. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

SECTION 5.15. Waiver of Stay, Extension or Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


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                                                                              66



                                   ARTICLE VI
                                  THE TRUSTEE

SECTION 6.1. Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2. Notice of Defaults.

                  The Trustee shall give the Holders notice of any Default hereunder as to the extent provided by Section 315(b) of the Trust Indenture Act.

SECTION 6.3. Certain Rights of Trustee.

                  Subject to the provisions of Section 6.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be charged with knowledge of any Default or Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of the Securities;

                  (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (j) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties.

SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5. May Hold Securities.

                  The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 6.6. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.


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                                                                              68


SECTION 6.7. Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable
             compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to
             reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless
             against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section 6.7, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(8), (9), (10) or
(11), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

                  The Company's obligations under this Section 6.7 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Four of this Indenture and/or the termination of this Indenture.

SECTION 6.8. Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.9. Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000, shall be subject to supervision or examination by Federal or State authority and shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                        (1) the Trustee shall fail to comply with Section 6.8
                  after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                        (2) the Trustee shall cease to be eligible under Section
                  6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                        (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the

Company or the Holders and accepted appointment in the manner hereinafter provided, either the Trustee or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11. Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee; such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder (subject to its lien, if any, provided for in Section 6.7 hereof). Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13. Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


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                                                                              71



                                  ARTICLE VII
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company and any other obligor upon the Securities will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, commencing May 15, 2003, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, that such list need not be furnished if the Trustee shall be the Security Registrar.

SECTION 7.2. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders contained in the most recent list furnished to the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act and this Indenture.

SECTION 7.3. Reports by Trustee.

                  (a) Within 60 days after May 15 in each year, and at such other times as required by Section 313 of the Trust Indenture Act, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register and to such other holders as required by Section 313 of the Trust Indenture Act, a brief report dated as of such May 15 (or such appropriate other date specified in the Trust Indenture Act) in accordance with and to the extent required under Section 313 of the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the


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                                                                              72


Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.4. Reports by Company.

                  The Company and any other obligor upon the Securities shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that, except as set forth in Section 10.23, any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1. Company may Consolidate, Etc. and Purchases of Assets Only on
             Certain Terms.

                  The Company (a) shall not consolidate with or merge into any other Person or permit any other Person (other than a Subsidiary of the Company in a transaction in which the Company survives) to consolidate with or merge into the Company or any Subsidiary of the Company (in a transaction in which such Subsidiary remains a Subsidiary of the Company); (b) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety; (c) shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, acquire Capital Stock or other ownership interests of any other Person such that such Person becomes a Subsidiary of the Company; and (d) shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, purchase, lease or otherwise acquire (i) all or substantially all of the property and assets (unless such property and assets consist solely of Vessels and related assets) of any Person (other than a Subsidiary of the Company) as an entirety or
(ii) any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person (other than a Subsidiary of the Company); unless,

                  (1) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets, the Person formed by any such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company, substantially as an entirety shall be transferred (for purposes of this Article Eight, a "Successor Company") (if other than the Company) shall be a company or corporation duly organized and validly existing under the laws of the Kingdom of Sweden or the laws of the United States of America, any State thereof or the District of Columbia and shall, in either case, expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under the Securities and this Indenture and this Indenture shall remain in full force and effect;

                  (2) immediately before and after giving effect to such
             transaction and treating any Debt Incurred by the Company or a Subsidiary of the Company as a result of such transaction as having been Incurred by the Company or such Subsidiary at the time of such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (3) immediately after giving effect to such transaction, the
             Consolidated Net Worth of the Company or the Successor Company shall be equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (4) immediately after giving effect to such transaction, and treating any Debt Incurred by the Company or any Subsidiary as a result of such transaction as having been Incurred at the time of such transaction, the Company or the Successor Company could Incur at least $1.00 of additional Debt pursuant to the first paragraph under Section 10.8;

                  (5) if, as a result of any such transaction, property and
             assets of the Company or any Subsidiary of the Company would become subject to a Lien which would not be permitted by Section 10.14, the Company or, if applicable, the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) Debt secured by such Lien;

                  (6) the Successor Company formed by such transaction (if such
             Person is duly organized and validly existing under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia) agrees to indemnify the Holder of each Security against (a) any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such transaction and (b) any costs or expenses arising out of the consummation of such transaction; and

                  (7) the Company has delivered to the Trustee an Officers'
             Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, setting forth the manner of determination of the Consolidated Net Worth before and after such transaction and the ability to Incur Debt in accordance with clause
             (4) of this Section 8.1, of the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.

SECTION 8.2. Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 8.1, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a


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                                                                              74



lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

SECTION 9.1. Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the
             Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities pursuant to the requirements of
             Section 10.14 or otherwise; or

                  (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any
             provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such other provisions pursuant to this clause (5) shall not adversely affect the interests of the Holders in any material respect; or

                  (6) to evidence the succession of a Trustee.

SECTION 9.2. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

                  (2) reduce the percentage in principal amount of the
             Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 10.25, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Sections 10.19 or 10.21, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3. Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, in addition to the documents required by Section 1.2, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


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                                                                              76



SECTION 9.6. Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Any failure to make the appropriate notation on a new Security shall not affect the validity of such Security.


                                    ARTICLE X
                                    COVENANTS

SECTION 10.1. Payment of Principal, Premium and Interest.

                  (a) The Company will duly and punctually pay the Redemption Price, Purchase Price, the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  (b) The Company hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is resident for tax purposes shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities, the Company will pay to each Holder of a Security as additional interest, such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in, or a citizen of, such jurisdiction, after such deduction or withholding, shall be not less than the amount specified in such Security to which such Holder is entitled; provided, however, the Company shall not be required to make any payment of Additional Amounts for or on account of:

                  (i) any tax, assessment or other governmental charge which would not have been imposed but for (A) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership, limited liability company or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (B) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after (x) the date on which such payment became due and payable or (y) the date on which payment thereof is duly provided for, whichever occurs later;

                  (ii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

                  (iii) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of (or in respect of) principal of, premium, if any, or any interest on, the Securities;

                  (iv) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of the Security with a request of the Company addressed to the Holder (A) to provide information, documents or other evidence concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make and deliver any declaration or other similar claim (other than a claim for refund of a tax, assessment or other governmental charge withheld by the Company) or satisfy any information or reporting requirements, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

                  (v) any combination of items (i), (ii), (iii) and (iv) above;

nor shall Additional Amounts be paid with respect to any payment of the principal of, or any premium or interest on, any Security to any Holder who is a fiduciary or partnership or limited liability company or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction in which the Company is resident for tax purposes (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership, limited liability company or beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of such Security.

                  If Additional Amounts are payable on the Securities as required by the foregoing provisions, then at least ten days prior to the first Interest Payment Date (or other date on which such Additional Amounts may become payable hereunder), and at least ten days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents (if other than the Trustee) an Officers' Certificate specifying by country the amount required to be withheld on such payments to such Holders of Securities and the Company will pay to the Trustee or such Paying Agent or Paying Agents the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

SECTION 10.2. Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where


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                                                                              78



Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company hereby initially appoints the Trustee, its offices or agency for each of said purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3. Money for Security Payments to be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and


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                                                                              79


                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company mail to all registered Holders or cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4. Existence.

                  Subject to Article Eight and Section 10.19, the Company will do or cause to be done all things necessary within its power to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided that the Company shall not be required to preserve any such existence (except of the Company) right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.5. Maintenance of Properties.

                  The Company will, and will cause its Subsidiaries to, in accordance with customary industry practices, maintain or cause to be maintained in good repair, working order and condition all Vessels and properties used or useful in their businesses; provided, however, that neither the Company nor its Subsidiaries shall be prevented from discontinuing those operations or suspending the maintenance of those Vessels or properties which, in the reasonable judgment of the Company or a Subsidiary of the Company (as the case may be), are no longer necessary or useful in the conduct of the Company's or such Subsidiary's business.


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                                                                              80



SECTION 10.6. Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.7. Maintenance of Insurance.

                  For so long as any Vessel or other property is, in the reasonable judgment of the Company or the Subsidiary owning such Vessel or other property, deemed to be useful to the conduct of the business of the Company or such Subsidiary, the Company will, or will cause such Subsidiary to, maintain appropriate insurance, in accordance with customary industry practice, on such Vessels or properties.

SECTION 10.8. Limitation on Consolidated Debt.

                  The Company shall not Incur any Debt unless: (a) immediately after giving effect to the Incurrence of such Debt and the receipt and application of the proceeds thereof, the Consolidated Interest Coverage Ratio for the four full fiscal quarters for which quarterly or annual financial statements are available next preceding the Incurrence of such Debt, calculated on a pro forma basis as if such Debt had been Incurred (and the receipt and application thereof had been made) at the beginning of such four full fiscal quarters, would be greater than 2 to 1; and (b) no Default or Event of Default shall have occurred and be continuing at the time of, or after giving effect to, the Incurrence of such Debt.

                  Notwithstanding the foregoing limitation, the Company may Incur the following Debt:

                  (i) Debt pursuant to the Securities;

                  (ii) Debt to finance the replacement of a Vessel owned or
             leased under a Capitalized Lease Obligation by the Company or any Subsidiary of the Company secured by a Lien of the type described under clause (iv) of the definition of "Permitted Liens" upon a total loss, destruction, condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such Vessel (provided that such loss, destruction, condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such Vessel was covered by insurance or resulted in the payment of compensation or similar payments to such Person) (collectively, a "Total Loss") in an aggregate amount up to the Ready for Sea Cost for such replacement Vessel less all compensation, damages and other payments (including insurance proceeds other than in respect of business interruption insurance, protection and indemnity insurance or other third-party liability insurance) received from any Person in connection with the Total Loss in excess of amounts actually used to repay Debt secured by the Vessel subject to the Total Loss;


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                                                                              81



             provided that if the Debt Incurred by the Company in financing the Vessel subject to the Total Loss is subordinated to the Securities, the Debt Incurred to finance the replacement Vessel shall be subordinated to the same degree;


                  (iii) Debt under any interest rate swap, foreign currency
             hedge, exchange or similar agreements to the extent entered into to hedge any other Debt permitted under this Indenture or otherwise entered into in the ordinary course of business;

                  (iv) Debt to renew, extend, refinance, replace or refund
             (herein, "refinance") any Debt permitted to be Incurred under the first paragraph hereof (including, without limitation, Debt in respect of binding commitments for Post-Delivery Financing permitted under such paragraph), any Existing Debt or any Debt permitted to be Incurred under clauses (i), (ii), (iv) and (vi) hereof; provided that the amount of such Debt does not exceed (a) except as provided in subclause (b) below, the principal amount of Debt to be so refinanced (which amount shall be deemed to include the amount of any undrawn or available amounts under any committed credit or lease facility being so refinanced) or (b) in the case of the refinancing of the Post-Delivery Financing of a Vessel within 270 days after the acquisition or delivery of such Vessel pursuant to a Capitalized Lease Obligation, 100% of the Ready for Sea Cost of such Vessel, plus in either case the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company or any of its Subsidiaries Incurred in connection with such refinancing; and provided further, that the Incurrence of Debt the proceeds of which are used to refinance Debt shall only be permitted if (x) in the case of any refinancing of Debt which is subordinated to the Securities, the refinancing Debt constitutes Subordinated Debt and
             (y) the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, has an Average Life and Stated Maturity which is equal to or greater than that of the Debt to be refinanced at the time of the Incurrence of such refinancing Debt;

                  (v) Debt owed by the Company to any Subsidiary of the Company;
             provided that upon either (x) the transfer or other disposition by any such Subsidiary of any Debt so permitted to a Person other than the Company or a Subsidiary of the Company or (y) the issuance, sale, transfer or other disposition (other than a pledge of the shares of such Subsidiary permitted under Section 10.14) of shares of Capital Stock (including by consolidation or merger) of such Subsidiary to a Person other than the Company or a Subsidiary of the Company which, after giving effect thereto, results in such Subsidiary ceasing to be a Subsidiary of the Company, the provisions of this clause (v) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

                  (vi) Debt Incurred under the Revolving Credit Facilities; and

                  (vii) Debt of the Company not otherwise permitted to be
             Incurred pursuant to clauses (i) through (vi) above, which, together with any other outstanding Debt Incurred pursuant to this clause (vii) and clause (viii) of Section 10.9 (and any outstanding


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             Preferred Stock issued by Subsidiaries of the Company pursuant to clause (iv) of Section 10.10) has an aggregate principal amount (and/or liquidation preference) not in excess of $50 million at any time outstanding.

SECTION 10.9. Limitation on Debt of Subsidiaries.

                  The Company shall not permit any Subsidiary of the Company to Incur any Debt except:

                  (i) Debt of such Subsidiary permitted to be Incurred by the provisions (as if such provisions referred to Subsidiaries of the Company) of this Indenture described in clause (ii) or (iii) of the second paragraph of Section 10.8;

                  (ii) Debt owed to the Company or a Subsidiary of the Company;
             provided that upon either (x) the transfer or other disposition by the Company or such Subsidiary of any Debt so permitted to a Person other than the Company or a Subsidiary of the Company or (y) the issuance, sale, transfer or other disposition (other than a pledge of the shares of such Subsidiary permitted under Section 10.14) of shares of Capital Stock (including by consolidation or merger) of such Subsidiary to a Person other than the Company or another such Subsidiary which, after giving effect thereto, results in such Subsidiary ceasing to be a Subsidiary of the Company, the provisions of this clause (ii) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

                  (iii) Subject to the satisfaction of the incurrence test set forth in the first paragraph of Section 10.8, Debt Incurred by a Person prior to the time (a) such Person became a Subsidiary of the Company, (b) such Person merges with or into or consolidates with a Subsidiary of the Company or (c) another Subsidiary of the Company merges with or into or consolidates with such Person (in a transaction in which such Person becomes a Subsidiary of the Company), which Debt was not Incurred or issued in anticipation of such transaction and was outstanding prior to such transaction;

                  (iv) Subject to the satisfaction of the incurrence test set forth in the first paragraph of Section 10.8, Debt of a Subsidiary of the Company secured by a Lien of the type described under clause
             (iv) of the definition of "Permitted Liens";

                  (v) Debt to refinance Existing Debt of any Subsidiary of the
             Company and Debt to refinance any Debt permitted to be Incurred pursuant to clauses (i) (but only to the extent such clause (i) incorporates clause (ii) of the second paragraph of Section 10.8),
             (iii), (iv), (v) and (vi) hereof; provided that the amount of such Debt does not exceed (a) except as provided in subclause (b) below, the principal amount of Debt to be so refinanced (which amount shall be deemed to include the amount of any undrawn or available amounts under any committed credit or lease facility to be so refinanced) or (b) in the case of the refinancing of the Post-Delivery Financing of a Vessel within 270 days after the acquisition or delivery of such Vessel pursuant to a Capitalized Lease Obligation, 100% of the Ready for Sea Cost of such Vessel, plus in either case the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company or any of its Subsidiaries Incurred in connection with such refinancing and provided that (x) such refinancing Debt shall not be used to refinance outstanding Debt or Preferred Stock of the Company and
             (y) such refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, has an Average Life and Stated Maturity which is equal to or greater than that of Debt to be refinanced at the time of the Incurrence of such refinancing Debt;

                  (vi) Debt Incurred under the Revolving Credit Facilities,
             including, without limitation Debt Incurred pursuant to guarantees made by Subsidiaries of the Company in respect of the Revolving Credit Facilities;

                  (vii) Debt of any Guarantor pursuant to a Guarantee; and

                  (viii) Debt of Subsidiaries of the Company not otherwise
             permitted to be Incurred pursuant to clauses (i) through (vii) above, which, together with (a) any other outstanding Debt Incurred pursuant to this clause (viii), (b) any outstanding Preferred Stock issued by Subsidiaries of the Company pursuant to clause (iv) of
             Section 10.10 and (c) any Debt of the Company Incurred pursuant to clause (vii) of the second paragraph of Section 10.8, has an aggregate principal amount (and/or liquidation preference) not in excess of $50 million at any time outstanding.

SECTION 10.10. Limitation on Preferred Stock of Subsidiaries.

                  The Company will not permit any of its Subsidiaries to issue, directly or indirectly, any Preferred Stock, except:

                  (i) Preferred Stock of a Subsidiary of the Company issued to and held by the Company or any of its Wholly Owned Subsidiaries, provided that any subsequent issuance or transfer of any Capital Stock which results in such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary of the Company or any transfer of such Preferred Stock by any such Wholly Owned Subsidiary will, in each case, be deemed an issuance of Preferred Stock;

                  (ii) Preferred Stock issued by a Person prior to the time (a)
             such Person becomes a Subsidiary of the Company, (b) such Person merges with or into or consolidates with a Subsidiary of the Company or (c) another Subsidiary of the Company merges with or into or consolidates with such Person (in a transaction in which such Person becomes a Subsidiary of the Company), which Preferred Stock was not issued in anticipation of such transaction;

                  (iii) Preferred Stock (other than Disqualified Stock) which is exchanged for Preferred Stock permitted to be outstanding pursuant to clauses (i) and (ii) above or which is used to refinance Debt (or any refinancing thereof), having a liquidation preference not to exceed the liquidation preference of the Preferred Stock in the principal amount of the Debt so refinanced; and

                  (iv) Preferred Stock issued by Subsidiaries of the Company not otherwise permitted to be issued pursuant to clauses (i) through
             (iii) above, which, together with (a) any other Preferred Stock outstanding pursuant to this clause (iv), (b) any Debt of Subsidiaries of the Company Incurred pursuant to clause (viii) of
             Section 10.9 and (c) any Debt of the Company Incurred pursuant to clause (vii) of the second paragraph of Section 10.8, has an aggregate liquidation preference and/or principal amount not in excess of $50 million at any time outstanding.

SECTION 10.11. Limitation on Restricted Payments.

                  The Company shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, (i) declare or pay any dividend, or make any distribution of any kind or character (whether in cash, property or securities), in respect of any class of the Company's Capital Stock to the holders thereof, excluding any dividends or distributions payable solely in shares of the Capital Stock of the Company or in options, warrants or other rights to acquire the Capital Stock of the Company, (ii) purchase, redeem, defease or otherwise acquire or retire for value (a) any Capital Stock of the Company or any Related Person of the Company or (b) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or any Related Person of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company or any Related Person of the Company, in either case other than acquisitions of Capital Stock or options, warrants or rights to acquire such Capital Stock pursuant to clause (iii) of the definition of "Permitted Investments," (iii) make any Investment in any Affiliate or Related Person of the Company, other than the Company or a Subsidiary of the Company and other than a Person which becomes a Subsidiary of the Company as a result of such Investment, provided that this clause (iii) shall not prohibit the making of an Investment otherwise permitted under Section 10.15, (iv) redeem, defease, repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which is subordinate in right of payment to the Securities, except to the extent that payment for such Debt is made from the proceeds of a simultaneous refinancing of such Debt otherwise permitted under this Indenture, or (v) declare or pay any dividend or make any distribution of any kind or character (whether in cash, property or securities) on any Capital Stock of any Subsidiary of the Company (except where the Company or any Subsidiary of the Company receives a ratable portion of such dividend or distribution) to any Person (other than the Company or any Subsidiary of the Company) or purchase, redeem or otherwise acquire or retire for value any Capital Stock of any Subsidiary of the Company held by any Person (other than the Company or any Subsidiary of the Company) (each of clauses (i) through (v) being a "Restricted Payment") if at the time thereof:

                  (1) a Default or Event of Default shall have occurred and is continuing, or

                  (2) upon giving effect to such Restricted Payment, the Company could not Incur at least $1 of additional Debt pursuant to the first paragraph of Section 10.8, or

                  (3) upon giving effect to such Restricted Payment, the
             aggregate of all Restricted Payments, together with (A) payments on guarantees of obligations of Affiliates or Related Persons (other than the Company or a Subsidiary of the Company) of the Company in effect on the date of this Indenture, but only to the extent such payments have not been reimbursed in accordance with the terms of the relevant guarantee or other agreement, and (B) outstanding Investments made pursuant to clause (ii) of the definition of "Permitted Investments," in either case made after the date of this Indenture, exceeds the greater of (i) the sum of (x) 50% of cumulative Consolidated Net Income of the Company (or, if cumulative Consolidated Net Income of the Company shall be negative, less 100% of such deficit) since the end of the most recent fiscal quarter of the Company ended on or prior to the date of this Indenture through the last day of the period for which quarterly or annual financial statements of the Company are available, plus (y) 100% of the aggregate net proceeds received after the date of this Indenture, including the fair value of property other than cash, from the issuance of Capital Stock (other than Disqualified Stock) of the Company and warrants, rights or options on Capital Stock (other than Disqualified Stock) of the Company and the principal amount of Debt that has been converted into Capital Stock (other than Disqualified Stock) of the Company after the date of this Indenture, plus (z) $100 million, and (ii) $100 million.

                  The foregoing provisions will not prohibit the payment of any dividend on Capital Stock of any class within 60 days after the declaration thereof if, on the date when the dividend was declared, such dividend could have been paid in accordance with the provisions of the foregoing covenant.

                  Under Swedish law, any shareholder of a Swedish corporation owning 10% or more of the outstanding shares of such corporation has the right to demand the payment of dividends from the profits of the corporation in accordance with the Swedish Companies Act. While this Indenture cannot prevent the payment of a dividend by the Company under such circumstances, the declaration or payment by the Company of dividends in excess of the amount then permitted under this Section 10.11 would constitute a Default under this Indenture.

SECTION 10.12. Limitation on Restrictions Concerning Distributions and Transfers
               By Subsidiaries, etc.

                  The Company shall not, and shall not permit any Subsidiary of the Company to, suffer to exist any consensual encumbrance or restriction on the ability of any Subsidiary of the Company: (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Capital Stock or pay any Debt or other obligation owed to the Company or any Subsidiary of the Company; (ii) to make loans or advances to the Company or any Subsidiary of the Company; or (iii) to transfer any of its property or assets to the Company or any Subsidiary of the Company. Notwithstanding the foregoing, the Company may, and may permit any Subsidiary of the Company to, suffer to exist any such encumbrance or restriction on the ability of any Subsidiary of the Company with respect to clause (i), (ii) and (iii) above if and to the extent such encumbrance or restriction is:

                  (a) pursuant to this Indenture, the 8 3/4% Notes Indenture and the 10 1/2% Notes Indenture, or

                  (b) pursuant to an agreement relating to any Debt Incurred by such Subsidiary of the Company prior to the date on which such Subsidiary was acquired by the Company and outstanding on such date and not Incurred in anticipation of becoming a Subsidiary of the Company, or

                  (c) pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary (or for the sale of any asset or assets of such Subsidiary not constituting all or substantially all of its assets if such restrictions relate only to the asset or assets being sold), provided that any such encumbrances or restrictions contained in such agreement lapse not later than one year (or, with respect to the sale of an asset or assets not constituting all or substantially all of the assets of such Subsidiary, 180 days) after the date of such agreement, or

                  (d) pursuant to an agreement effecting a refinancing of Debt
             Incurred pursuant to an agreement referred to in subclause (a) or
             (b) above, provided that the provisions contained in such refinancing agreement relating to such encumbrance or restriction apply only to the Subsidiary or Subsidiaries of the Company party to, and, in the reasonable judgment of the Board of Directors of the Company or such Subsidiary, are no more restrictive to the Company or such Subsidiary in any material respect than the provisions contained in, the agreement the subject thereof, or

                  (e) in the case of clause (iii) above, an encumbrance or
             restriction that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a mortgage, security interest, lease, license or similar contract (or the assignment or transfer of such mortgage, security interest, lease, license or similar contract).

SECTION 10.13. Limitation on Guarantees by Subsidiaries.

                  The Company will not permit any Subsidiary of the Company, directly or indirectly, to assume, guarantee or in any other manner become liable with respect to any Debt of the Company unless (a) such Subsidiary simultaneously executes and delivers a supplemental indenture evidencing its guarantee of payment of the Securities, on a ranking in right of payment at least equal to such assumption, guarantee or liability (unless such other Debt of the Company being guaranteed is Subordinated Debt, in which case on a ranking in right of payment prior to such assumption, guarantee or liability) and (b) for so long as any of the Securities remain outstanding, such Subsidiary agrees to waive, and to not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary of the Company as a result of any payment by such Subsidiary under its guarantee.

                  Each guarantee of the Securities created pursuant to the provisions described in clause (a) of the foregoing paragraph is referred to as a "Guarantee" and the issuer of each such Guarantee is referred to as a "Guarantor." Notwithstanding the foregoing, any Guarantee by a Subsidiary of the Company of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Capital Stock owned by the


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                                                                              87


Company (directly or indirectly) in, or all or substantially all the assets of, such Subsidiary, which is in compliance with the provisions of this Indenture.

SECTION 10.14. Limitation on Liens.

                  (a) The Company shall not, and shall not permit any Subsidiary of the Company to, create or incur any Lien on or with respect to any property or assets of the Company or any such Subsidiary now owned or hereafter acquired to secure Debt of any Person without making, or causing such Subsidiary to make, effective provision for securing the Securities equally and ratably with such Debt or, in the event such Debt is subordinate in right of payment to the Securities, prior to such Debt, as to such property or assets for so long as such Debt shall be so secured. The foregoing restrictions shall not apply to Permitted Liens.

                  (b) In addition to the foregoing, the Company and its
             Subsidiaries may incur Liens to secure any Debt without securing the Securities equally and ratably with or prior to such Debt, as applicable, if the outstanding amount of Debt secured by Liens created after the date of this Indenture and otherwise prohibited by this Indenture does not at the time of such incurrence exceed
             (x) 5% of Consolidated Tangible Assets minus (y) the lesser of (1) the Fair Market Value of the Related Collateral and/or other property granted as additional security pursuant to clause (xiv) of the definition of "Permitted Liens" and subject to Liens at such time and (2) the maximum amount of Debt secured at such time or thereafter by such additional collateral set forth in a written security or other agreement at such time or thereafter with respect to such additional collateral.

SECTION 10.15. Limitation on Investments.

                  The Company shall not, and shall not permit any of its Subsidiaries to, make any Investment in any Person (other than the Company, any Subsidiary of the Company or any Person which, after giving effect to such Investment, would become a Subsidiary of the Company) except Permitted Investments.

SECTION 10.16. Limitation on Business Activities.

                  The Company shall not, and shall not permit any of its Subsidiaries to, engage in any type of business other than the business the Company and its Subsidiaries are engaged in on the date of this Indenture, other business activities within the shipping, offshore oilfield services and real estate investment and management industries, and (as determined in good faith by the Board of Directors of the Company) other business activities complementary, incidental or reasonably related thereto.

SECTION 10.17.    Limitation on Sale and Leaseback Transactions.

                  The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale and Leaseback Transaction unless either: (i) in the case of a Sale and Leaseback Transaction effected pursuant to a Capitalized Lease Obligation (or any similar obligation which is classified and accounted for as a liability on the consolidated balance sheet of the Company),
(x) the Incurrence of Debt pursuant to such transaction would be permitted by the provisions of Section 10.8 or 10.9 and (y) the Company or such Subsidiary would be entitled to incur a Lien to secure such Debt in accordance with the provisions of Section
10.14 without securing the Securities; or (ii) the gross proceeds of such Sale and Leaseback Transaction are at least equal to the fair value (as determined in good faith by the Board of Directors of the Company or such Subsidiary) of the property and the Company or any Subsidiary of the Company applies or commits to apply within 180 days (or, with respect to subclause (b) below, within one year) after such Sale and Leaseback Transaction an amount equal to the Net Available Proceeds of the property sold pursuant to the Sale and Leaseback Transaction to either (a) the repayment of outstanding Debt of (1) the Company that ranks senior to or pari passu with the Securities or (2) any Subsidiary of the Company that does not constitute Subordinated Debt, in each case to the extent required by the terms thereof or, in lieu thereof, either to the redemption of the Securities pursuant to Article Eleven (if the Securities are then redeemable) or to the repayment of other Debt (other than Subordinated Debt) of the Company and its Subsidiaries or (b) to an investment (which shall be deemed to include entering into a legally binding agreement, subject to customary conditions, to invest) in assets, other than Cash Assets, that will be used in the business of the Company and its Subsidiaries subject to the limitations of Section 10.16, provided, that the Company or any Subsidiary of the Company may deem that the amount of any prior investment (including, without limitation, any payments made in respect of Vessel Construction Contracts) made in connection with the delivery or acquisition of any Vessel, equal to the difference between the Ready for Sea Cost of such Vessel and the aggregate Debt Incurred to finance the purchase of such Vessel (or related assets) occurring within one year prior to such Sale and Leaseback Transaction, shall be considered an investment made with the Net Available Proceeds of such Sale and Leaseback Transaction. If any legally binding agreement to invest any Net Available Proceeds is terminated, then the Company, or any Subsidiary of the Company, may invest such Net Available Proceeds, prior to the end of the one-year period after such Sale and Leaseback Transaction or six months from such termination, whichever is later, in the business of the Company and Subsidiaries of the Company as provided above.

SECTION 10.18. Limitation on Transactions with Affiliates and Related Persons.

                  The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any transaction (other than transactions contemplated by the Allocation Agreement and Pooling Agreement) not in the ordinary course of business with an Affiliate or Related Person of the Company (other than the Company or a Subsidiary of the Company), including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service, or the making of any loan, advance or Investment, either directly or indirectly, involving aggregate consideration in excess of $2.5 million in respect of any single transaction or series of related transactions unless:

                  (i) such transaction is, in the reasonable opinion of the
             Board of Directors of the Company or such Subsidiary, on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or a Related Person; and

                  (ii) in the event that the aggregate consideration is in
             excess of $10 million, either (x) an investment banking firm of national reputation in the United States shall have delivered its letter to the Board of Directors of the Company or such Subsidiary confirming the matters described in clause (i) above or (y) in the case of the purchase or sale of a Vessel, three Independent Appraisers shall have submitted determinations of the Appraised Value of such Vessel as of the date of such appraisal to the Company or such Subsidiary, and the value received (in the case of a sale) or paid (in the case of a purchase) by the Company or such Subsidiary shall not be materially lower (in the case of sale) or materially higher (in the case of a purchase) than the average of the Appraised Values assigned to such Vessel by such Independent Appraisers, provided that this clause (ii) shall not apply to Vessel charter arrangements between the Company or any of its Subsidiaries and their Affiliates and Related Persons if such arrangements are no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person, in each case as determined in good faith by the Board of Directors of the Company or such Subsidiary; and provided further that the foregoing covenant shall not prohibit any transactions contemplated by the Allocation Agreement or Pooling Agreement.

SECTION 10.19. Limitation on Certain Asset Dispositions.

                  (a) The Company shall not, and shall not permit any Subsidiary of the Company to, make any Asset Disposition in one or more related transactions by the Company or a Subsidiary of the Company unless:

                  (i) the Company or the Subsidiary of the Company, as the case may be, receives consideration for such disposition at least equal to the Fair Market Value for the shares or assets sold or disposed of as determined by the Board of Directors of the Company or such Subsidiary in good faith;

                  (ii) at least 85% of the consideration for such disposition consists of one or more of the following: (w) cash or Cash Equivalents, provided that any promissory note (or other evidence of indebtedness) received by the Company or such Subsidiary that is immediately converted into cash or Cash Equivalents shall be deemed to be cash for purposes of this provision to the extent of the cash or Cash Equivalents actually received upon such conversion; (x) in the case of an Asset Disposition relating to a Vessel or Vessels, a promissory note (or other evidence of indebtedness) issued by the purchaser of the asset sold or disposed of and secured by a first perfected security interest in such asset (provided such security interest remains in full force and perfected, or is replaced by a bank guarantee, letter of credit or cash collateral, until all obligations arising under such promissory note (or other evidence of indebtedness) are paid in full), a bank guarantee, a letter of credit or cash collateral; (y) the assumption of Debt (which, for purposes of the calculation of the consideration received pursuant to the Asset Disposition, shall be valued at the principal amount so assumed) of the Company or such Subsidiary or other obligations relating to such assets and release from all liability on such Debt or other obligations assumed; and (z) in the case of an Asset Disposition relating to a Vessel or Vessels, notes received in consideration for such disposition, provided, that at no time shall there be, in the aggregate, more than $15 million of notes received under this clause (z) outstanding (exclusive of notes complying with the requirements of clauses (w) or (x) above); and



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                  (iii) no Default or Event of Default shall have occurred and be continuing at the time of, or after giving effect to, such Asset Disposition.

                  (b) The Net Available Proceeds of any Asset Disposition shall be applied by the Company or any Subsidiary of the Company within 360 days after such Asset Disposition (i) first, to repay permanently any outstanding Debt of
(A) the Company that ranks senior to or pari passu with the Securities or (B) any Subsidiary of the Company that does not constitute Subordinated Debt, in each case as required by the terms thereof, and (ii) second, to the extent of any then remaining Net Available Proceeds and to the extent the Company or such Subsidiary so elects, (1) to the prepayment of Debt of (x) the Company that ranks senior to or pari passu with the Securities or (y) any Subsidiary of the Company that does not constitute Subordinated Debt and/or (2) to an investment (which shall be deemed to include entering into a legally binding agreement, subject to customary conditions, to invest) in assets, other than Cash Assets, that will be used in the business of the Company and its Subsidiaries subject to the limitations of Section 10.16, provided, that the Company or any Subsidiary of the Company may deem that the amount of any prior investment (including, without limitation, any payments made in respect of Vessel Construction Contracts) made in connection with the delivery or acquisition of any Vessel, equal to the difference between the Ready for Sea Cost of such Vessel and the aggregate Debt Incurred to finance the purchase of such Vessel (or related assets) occurring within one year prior to such Asset Disposition, shall be considered an investment made with the Net Available Proceeds of such Asset Disposition. If any legally binding agreement to invest any Net Available Proceeds is terminated, then the Company, or any Subsidiary of the Company, may invest such Net Available Proceeds, prior to the end of the one-year period after such Asset Disposition or six months from such termination, whichever is later, in the business of the Company and Subsidiaries of the Company as provided above. The amount of such Net Available Proceeds neither used to repay or prepay Debt nor used or invested (or deemed used or invested) as set forth in the preceding sentences constitutes "Excess Proceeds."

                  (c) If at any time the aggregate amount of Excess Proceeds not previously applied pursuant to this paragraph equals $30 million or more (after giving effect to the consummation of offers to purchase under the 10 1/2% Notes Indenture and the 8 3/4% Notes Indenture), the Company shall apply Excess Proceeds (i) first, to make an Offer to Purchase Outstanding Notes at 100% of their principal amount plus accrued interest to the date of purchase with such Excess Proceeds, (ii) second, to the extent of any remaining Excess Proceeds following the completion of the Offer to Purchase, to the repayment of other Debt (other than Subordinated Debt) of the Company and its Subsidiaries to the extent permitted by the agreements governing such Debt and (iii) third, to the extent of any then remaining Excess Proceeds, for general corporate purposes of the Company and its Subsidiaries.

                  (d) The Company will mail the offer to purchase the 8 3/4% Notes and the 10 1/2% Notes in accordance with the provisions of the 8 3/4% Notes Indenture and the 10 1/2% Notes Indenture, respectively, and will mail the Offer for an Offer to Purchase required pursuant to clause (i)(B) of Section 10.19(c) within the period during which the Company is required to invest the Net Available Proceeds in assets that will be used by the Company and its Subsidiaries in their business pursuant to Section 10.19(b). The Company will mail the Offer to Purchase required pursuant to the clause (ii) of Section 10.19(c) within 30 days following the completion of the offer to purchase described in clause (i)(A) of Section 10.19(c). The aggregate principal


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amount of the Securities to be offered to be purchased pursuant to the Offer to
Purchase shall equal the Excess Proceeds available therefor pursuant to clause
(i)(B) or (ii), as the case may be, of Section 10.19(c) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                  The Company shall not be entitled to any credit against its obligations under this Section 10.19 for the principal amount of any Securities acquired by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 10.19.

                  (e) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 10.19, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in assets related to the business, the actual assets acquired and a statement that such investment complies with the provisions of Section 10.16, and (iii) the compliance of such allocation with the provisions of paragraph (a).

                  The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver (or, in the case of a Global Security, transfer immediately available funds on the Purchase Date to the Depositary) to Holders of Securities so accepted payment in an amount equal to the Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

                  (f) Notwithstanding the foregoing, this Section 10.19 shall not apply to a transaction consummated in compliance with the provisions of
Section 8.1 hereof.

SECTION 10.20. Limitation on Issuance and Sale of Capital Stock of Wholly Owned
               Subsidiaries.

                  Subject to the requirements of Section 8.1 hereof (if applicable), the Company shall not, and shall not permit any Wholly Owned Subsidiary of the Company to, transfer, convey, sell, issue, lease or otherwise dispose of any shares of Capital Stock (other than directors' qualifying shares and other than pledges permitted under Section 10.14) of such Wholly Owned Subsidiary or any other Wholly Owned Subsidiary (other than to the Company or a Subsidiary of the Company) except to the extent, and subject to the conditions under which, the Company or such Wholly Owned Subsidiary could have transferred, conveyed, sold, issued or otherwise disposed of such shares or other ownership interests pursuant to Section 10.19 (including the provisions thereof relating to the application of the Net Available Proceeds therefrom).

SECTION 10.21. Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and conditions precedent set forth in this Section 10.21 and this Indenture. The Company shall, within 30 days following the date of the consummation of a transaction resulting in a Change of Control, mail an Offer with respect to an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their aggregate principal amount plus accrued interest, if any, to the Purchase Date (provided that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or any predecessor Securities thereto, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                  (b) The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver (or, in the case of a Global Security, transfer immediately available funds on the Payment Date to the Depositary) to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

                  (c) A "Change of Control" shall mean each and every issue, sale or other disposition of shares of Capital Stock of the Company (including, without limitation, pursuant to a merger or consolidation permitted hereunder) which results in any Person or Group (other than (A)(1) Sten Allan Olsson, (2) the descendants of Sten Allan Olsson, (3) the estates or legal representatives of the Persons named in clauses (1) and (2), and (4) trusts created for the benefit of the Persons named in clauses (1) and (2) (the "Permitted Shareholder Group"), or (B) a Group which consists of or is under the general control and direction of the Permitted Shareholder Group or any member or members thereof), beneficially owning or controlling, directly or indirectly, more than 50% (by number of votes) of the Voting Stock of the Company.

                  As used herein, the term "Group" shall mean any Persons constituting a "group" for the purposes of Section 13(d) of the Exchange Act or any successor provision.

SECTION 10.22. Limitation on Unrestricted Subsidiaries.

                  The Company will not permit any Unrestricted Subsidiary to Incur any Debt other than Non-Recourse Debt. The Company will not, and will not permit any of its Subsidiaries to, become directly or indirectly liable (whether pursuant to a guarantee or otherwise) in respect of any Debt or other contractual obligation of any Unrestricted Subsidiary. The Company will not, and will not permit any Subsidiary of the Company to, incur any obligation (i) to, or for the benefit (directly or indirectly) of, any creditor of any Unrestricted Subsidiary to subscribe for additional shares of Capital Stock or other equity interests of any Unrestricted Subsidiary or (ii) to maintain or preserve any Unrestricted Subsidiary's financial condition or to cause such Unrestricted Subsidiary to achieve certain levels of operating results. Neither the Company nor any of its Subsidiaries will sell, lease, convey or otherwise transfer to any Unrestricted Subsidiary any assets which are essential to the operations of the Company and its Subsidiaries, taken as a whole, and the Company will not permit any Unrestricted Subsidiary to acquire any such essential assets.

SECTION 10.23. Provision of Financial Information.

                  Whether or not the Company is required to be subject to
Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall, for so long as any of the Securities remain outstanding, file with the Commission and the Trustee (i) the annual reports and other documents and reports which the Company would have been required to file with (and in such form as required by) the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required and (ii) an English translation of the unaudited quarterly consolidated financial statements of the Company (the "Quarterly Financial Statements") for each of the first three fiscal quarters of its fiscal year, in each case as soon as practicable after the close of the relevant quarter (each such date, a "Quarterly Filing Date"). The Company shall also in any event (a) within 15 days of each Required Filing Date or Quarterly Filing Date, as applicable, request that the Trustee transmit by mail to all Holders, as their names and addresses appear in the note register, without cost to such Holders, copies (sufficient numbers of which will be furnished by the Company to the Trustee) of the annual reports and other documents and reports which the Company is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or the Quarterly Financial Statements, as the case may be, and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.

SECTION 10.24. Statement by Officers as to Default; Compliance Certificates.

                  (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof an Officers' Certificate (one of the signers of which is the principal executive, financial or accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of a Default or Event of Default which is continuing, an Officers' Certificate setting forth the details of such Default or Event of Default, and the action which the Company proposes to take with respect thereto.

                  (c) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof.

SECTION 10.25. Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 8.1 and Sections 10.4 to 10.23 and 10.25, if before the time for such compliance the Holders of at least a majority in principal amount of the outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided that, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

SECTION 11.1. Right of Redemption; Optional Tax Redemption.

                  (a) The Securities may be redeemed at the option of the Company, as a whole or from time to time in part, at any time on and after December 1, 2007, at the Redemption Prices specified in the form of Security hereinbefore set forth, plus accrued interest to but excluding (and any Additional Amounts owing on) the Redemption Date.

                  (b) The Securities may be redeemed at the option of the Company in whole but not in part at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to but excluding the date fixed for redemption, if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is resident for tax purposes or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction (or such political subdivision or taxing authority) is a party (a "Change in Tax Law"), which becomes effective on or after the date of this Indenture, the Company is or would be required to pay Additional Amounts with respect to the Securities on the next succeeding Interest Payment Date and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company.

                  (c) If, pursuant to Section 8.1 of this Indenture, a Successor Company has been or would be required to pay any Additional Amounts, as therein provided, as a consequence of any amalgamation, consolidation, merger, conveyance, transfer or lease and as a consequence of a Change in Tax Law occurring after the date of such amalgamation, consolidation, merger, conveyance, transfer or lease, each Security may be redeemed at the option of such Successor Company, in whole, but not in part, at any time, at a Redemption Price equal to the principal amount thereof plus accrued interest to but excluding the date fixed for redemption. Prior to the giving of notice of redemption of such Securities pursuant to this Indenture, such Successor Company will deliver to the Trustee an Officers' Certificate, stating that such Person is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of such Person to redeem such Securities pursuant to this Section have been satisfied.

SECTION 11.2. Applicability of Article.

                  Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 11.3. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 11.4. Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities at a denomination larger than $1,000.

                  The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.5. Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities are to be
             redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

                  (5) the place or places where such Securities are to be
             surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.6. Deposit of Redemption Price.

                  On or prior to 10:00 A.M., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in same-day funds (or New York Clearing House Funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.7. Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or any predecessor Securities thereto, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 11.8. Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 12.1. Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may at its option by Board Resolution, at any time, elect to have either Section 12.2 or Section 12.3 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 12.2. Defeasance and Discharge.

                  Upon the Company's exercise of the option provided in Section
12.1 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities (including any obligations in respect of Liens then securing the Securities) on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 12.2 notwithstanding the prior exercise of its option under Section 12.3.

SECTION 12.3. Covenant Defeasance.

                  Upon the Company's exercise of the option provided in Section
12.1 applicable to this Section, (i) the Company shall be released from its obligations under Section 7.3, Sections 10.4 through 10.23 and 10.25, inclusive, and clauses (3) and (4) of Section 8.1 and, (ii) the occurrence of an event specified in Sections 5.1(3), 5.1(4) (with respect to clauses (3) or (4) of Section 8.1), 5.1(5) (with respect to any of Sections 10.4 through 10.23 and 10.25, inclusive), 5.1(6) and 5.1(7) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or clause or by reason of any reference in any such Section or clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 12.4. Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 12.2 or Section 12.3 to the then outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of (premium, if any) and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) In the case of an election under Section 12.2, (i) the
             Company shall have delivered to the Trustee an Opinion of Counsel from United States counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, and (ii) the Company shall have delivered to the Trustee an Opinion of Counsel from Swedish counsel stating that Holders will not recognize income, gain or loss for Swedish tax purposes as a result of such deposit, defeasance and discharge and will be subject to Swedish taxes on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 12.3, (i) the
             Company shall have delivered to the Trustee an Opinion of Counsel from United States counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for United States Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred, and (ii) the Company shall have delivered to the Trustee an Opinion of Counsel from Swedish counsel stating that Holders will not recognize income, gain or loss for Sweden Federal income tax or other tax purposes as a result of such deposit and covenant defeasance and will be subject to Sweden Federal income tax and other taxes on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an
             Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) Such defeasance or covenant defeasance shall not cause the
             Trustee to have a conflicting interest as defined in Section 6.8 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (6) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Subsections 5.1(8) through (12) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being


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             understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an
             Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 12.2 or the covenant defeasance under
             Section 12.3 (as the case may be) have been complied with.

                  (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 12.5. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 12.4 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 12.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 12.6. Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 12.2 or 12.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying


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                                                                             101



Agent is permitted to apply all such money in accordance with Section 12.2 or 12.3; provided that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                             ----------------------

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                              STENA AB (Publ)


                                              By /s/ Svante Carlsson
                                                 ------------------------------
                                                 Name: /s/ Svante Carlsson
                                                 Title: Chief Financial Officer


                                              By /s/ Peter Olofsson
                                                 ------------------------------
                                                 Name: Peter Olofsson
                                                 Title: Controller


                                              JPMORGAN CHASE BANK, as Trustee


                                              By /s/ Natalia Rodriguez
                                                 ------------------------------
                                                 Name: Natalia Rodriguez
                                                 Title: Assistant Vice President